UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Authentidate Holding Corp.
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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 9, 2012

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Item 1.01	Entry into a Material Definitive Agreement.

Bridge Financing

On March 9, 2012, Authentidate Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Company agreed to sell and issue to the Investors an aggregate principal amount of $4,050,000 of senior secured promissory notes (the “Notes”) and common stock purchase warrants (the “Warrants”) to purchase a total of 6,044,766 shares of its common stock for gross proceeds of $4,050,000 (the “Financing”). The Notes are senior secured promissory notes and are not convertible into equity securities of the Company. The Notes are due and payable on the first to occur of the ten month anniversary of the issue date or the consummation of a subsequent financing, defined as the closing of a sale of equity or convertible debt securities by the Company or any subsidiary, or series of closings as part of the same transaction, of equity or convertible debt securities within a period of three months, in the gross amount of at least $6,000,000. No interest shall accrue on the Notes and the Notes contain covenants and events of default customary for similar transactions. The Notes will be secured by a first priority lien on all of the Company’s assets in accordance with, and subject to, a Security Agreement between the Company and the Investors, dated as of the date of the Purchase Agreement.

The Warrants will be exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and will have an initial exercise price of $0.67 per share, which is 101% of the consolidated closing bid price reported by the NASDAQ Stock Market on March 9, 2012. The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The closing of the Financing occurred on March 14, 2012. The net proceeds to the Company from the transaction, after deducting the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants issued in the Financing are approximately $4,000,000. The Company will use the net proceeds from the transaction for general business and working capital purposes, which may include, among other matters, the redemption of the Company’s outstanding shares of preferred stock.

The following investors that participated in the Financing are related parties of the Company. J. David Luce, a member of our board of directors, agreed to purchase an aggregate principal amount of $1,500,000 of Notes and 2,238,804 Warrants through three separate affiliated entities and John J. Waters, also a member of our board of directors agreed to purchase an aggregate principal amount of $150,000 of Notes and 223,880 Warrants. In addition, the Company’s Chief Executive Officer and a member of our board of directors, O’Connell Benjamin, and its Chief Financial Officer, William Marshall, each agreed to purchase an aggregate principal amount of $50,000 of Notes and 74,626 Warrants. Further, Lazarus Investment Partners LLLP, which is the beneficial owner of approximately 16.2% of our outstanding shares of Common Stock immediately prior to the offering, agreed to purchase an aggregate principal amount of $1,000,000 of Notes and 1,492,537 Warrants. The manager of the general partner of Lazarus Investment Partners, LLLP, is the brother of Dr. Todd A. Borus, a member of our board of directors. The participation by these investors was on the same terms as the other investors in the offering.

The description of terms and conditions of the Purchase Agreement, the Security Agreement, the form of Note and the form of Warrant set forth herein does not purport to be complete and is qualified in its entirety by the full text of the form of the Note, the Warrant, the Purchase Agreement and the Security Agreement, which are attached hereto as Exhibit 4.1, 4.2, 10.1 and 10.2, respectively, and incorporated herein by reference.

Series C Preferred Stock Consent and Voting Agreement

On March 9, 2012, the Company entered into a Series C Consent and Voting Agreement (the “Voting Agreement”) with the holders of a majority of our outstanding shares of Series C 15% Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”). Pursuant to the Voting Agreement, these Series C Preferred Stockholders have agreed to vote their shares of Series C Preferred Stock entitled to vote at the Company’s special meeting of stockholders, scheduled for April 9, 2012, and any adjournments thereof, in favor of two proposals to amend the terms of the Company’s Certificate of Designations, Preferences and Rights and Number of Shares of Series C 15% Convertible Redeemable Preferred Stock (the “Certificate of Designation”).

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Pursuant to the Voting Agreement, the consenting Series C Preferred Stockholders agreed, subject to the approval of the Company’s common stockholders, to vote their shares of Series C Preferred Stock in favor of an amendment to the Certificate of Designation to increase the conversion rate pursuant to which the Series C Preferred Stock would convert, upon stockholder approval, to common stock from $0.40 to $0.50 (the “Conversion Amendment”). In addition, under the Voting Agreement, the consenting Series C Preferred Stockholders also agreed that if the holders of the Company’s common stock do not approve the Conversion Amendment, but approve, in the alternative, an amendment to the Certificate of Designation to extend the maturity date of the Series C Preferred Stock and increase the dividend rate from 15% to 20% (the “Extension Amendment”), then such consenting Series C Preferred Stockholders will vote their shares of Series C Preferred Stock in favor of the Extension Amendment. However, under the Voting Agreement, if the Conversion Amendment is approved by the Company’s stockholders, then the Company will only implement the Conversion Amendment even if the Company’s stockholders also approve the Extension Amendment.

In addition, if the Extension Amendment is implemented, the Company would issue to its Series C Preferred Stockholders warrants to purchase an aggregate of 1,650,000 shares of common stock of the Company (the “Extension Warrants”). The number of Extension Warrants to be issued to each Series C Holder shall be determined pro rata, based on the number of Series C Shares held by each Series C Stockholder as of the date of issuance of the Extension Warrants. The Extension Warrants, if issued, would be exercisable for a period of 54 months, commencing six months following the date of issuance, at an exercise price equal to 101% of the closing consolidated bid price of the Company’s Common Stock, as reported on the Nasdaq Stock Market, on the trading day immediately preceding the date of the special meeting of stockholders referred to above.

The Series C Preferred Stockholder parties to the Voting Agreement also granted Authentidate an irrevocable proxy granting us the right to vote such shares in accordance with the preceding paragraph. The Voting Agreement limits the ability of the stockholder parties to sell or otherwise transfer the shares of Series C Preferred Stock beneficially owned by them. As of the date of this Current Report, holders of 680,000 shares, or 54.4%, of our Series C Preferred Stock are subject to the Voting Agreement. As a result, if our common stockholders approve either of these proposals at the special meeting, we will have a sufficient number of votes of the Series C Preferred Stockholders to effect an amendment to the Certificate of Designation. The Voting Agreement terminates upon the earliest to occur of (i) the maturity date of the Series C Preferred Stock, (ii) the date on which either of the proposed amendments to the Certificate of Designation are implemented, if any, and (iii) upon notice by us.

One of the signatories to the Voting Agreement is Lazarus Investment Partners, LLLP, which owns approximately 16.2% of our common stock and 40% of our Series C Preferred Stock. The manager of the general partner of Lazarus Investment Partners, LLLP, is the brother of Dr. Todd A. Borus, a member of our board of directors. The description of terms and conditions of the Voting Agreement set forth herein does not purport to be complete and is qualified in its entirety by the full text of the form of the Voting Agreement, which is attached hereto as Exhibit10.3.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K concerning the Financing is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K concerning the Financing is incorporated by reference into this Item 3.02. The sale and issuance of the Warrants (and the issuance of shares of the Company’s common stock upon exercise or conversion thereof) have been determined to be exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Senior Promissory Note

4.2	Form of Warrant issuable to Investors

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

10.3	Form of Voting Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin

Name:	O’Connell Benjamin
Title:	Chief Executive Officer

Date: March 14, 2012

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Senior Promissory Note

4.2	Form of Warrant issuable to Investors

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

10.3	Form of Voting Agreement

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Exhibit 4.1

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

AUTHENTIDATE HOLDING CORP.

SENIOR SECURED PROMISSORY NOTE

No. 2012-	, 2012

U.S.$

1. Senior Secured Promissory Note.

This Senior Secured Promissory Note is one of a duly authorized series of obligations (individually, the “Note” and collectively, the “Notes”) of Authentidate Holding Corp., a Delaware corporation (the “Company”). This Note is being issued pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) among the Company and the original holders of the Notes pursuant to which the Company has issued an aggregate principal amount of at least $[            ] of Notes. By its acceptance of this Note, each Holder agrees to be bound by the terms of the Purchase Agreement. The Notes are secured obligations of the Company, to the extent provided for in the Security Agreement dated as of the date of the Purchase Agreement (the “Security Agreement”) entered into among the Company and the holders of the Notes, and shall be senior in right of payment to all other Indebtedness of the Company and its Subsidiaries subject to the terms herein. This note is a direct obligation of the Company and ranks pari passu in right of payment with all other Notes now or hereafter issued in accordance with the Purchase Agreement under the terms set forth herein. All payments on the Notes shall be made pro rata to the Holders thereof based upon the principal amount of each Note then outstanding.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings given to those terms in Section 8 hereof. Other capitalized terms used in this Note that are not defined herein shall have the respective meanings ascribed to such terms as set forth in the Purchase Agreement.

2. Principal and Interest.

(a) The Company for value received, hereby promises to pay to                                          or its registered assigns (the “Holder”), the principal sum of          DOLLARS (U.S. $        .00) on the first to occur of (i)                     , 201     [10 months from issue date] (the “Maturity Date”) or (ii) the consummation of the Next Financing (as defined below), subject to early redemption (if any), as provided in Section 5 below. No interest shall accrue on this Note.

(b) Payment of the principal of this Note shall be made upon the surrender of this Note to the Company, at its chief executive office (or such other office within the United States as shall be designated by the Company to the Holder hereof) (the “Designated Office”), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment of principal and all other amounts payable with respect to the Notes shall be made by wire transfer in immediately available funds to the Holder; provided that if the Holder entitled thereto shall not have furnished wire instructions in writing to the Company on or prior to the third Business Day immediately prior to the date on which the Company makes such payment, such payment may be made by U.S. dollar check mailed to the address of the Holder entitled thereto as such address shall appear on the signature page herewith.

3. Seniority and Security.

(a) Seniority of Note. This Note shall rank senior to any and all other Indebtedness, as defined below, of the Company, unless the Company receives the prior written consent of the Holders of a Majority in Interest, to otherwise incur Indebtedness senior to this Note. This Note is issued subject to the provisions of this Section 3 and each person taking or holding this Note, accepts and agrees to be bound by these provisions.

(b) Security Interest. As security for the full, prompt and complete payment and performance of the Company’s obligations hereunder, the Company hereby grants to the Holder of this Note, equally and ratably with the security interests granted to the other Holders of other Notes issued under the Purchase Agreement, a security interest in and to the Collateral (as defined in the Security Agreement) in accordance with and subject to the terms and conditions of the Security Agreement and subject in all respects to the holders of the Permitted Liens. Except in accordance with the terms and conditions set forth in the Security Agreement, the Holder will not individually exercise any remedy with respect to any of the Collateral secured by the Permitted Liens, nor will the Holder commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Company with respect to the Collateral secured by Permitted Liens.

4. Redemption. At any time and from time to time prior to the Maturity Date, upon no less than 20 days’ written notice by the Company to the Holder (the “Redemption Notice”), all or a portion of the then outstanding Notes may be redeemed by payment of the principal amount of the Notes to be redeemed at the end of such 20-day notice period (the “Redemption Amount”). The last day of such 20 day notice period shall be the “Redemption Date”. Provided the Company tenders the Redemption Amount on the Redemption Date, the principal amount of the Notes noticed for prepayment shall, after the Redemption Date, represent only the right to receive the Redemption Amount and shall not be considered outstanding for any other purposes.

5. Covenants of the Company. The Company covenants and agrees that, so long as this Note remains outstanding and unpaid, in whole or in part:

(a) Payment of Principal and Interest. The Company will duly and punctually pay or cause to be paid the principal of this Note, at the time and in the manner provided for herein.

(b) Preservation of Business. Unless otherwise permitted herein, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the rights (charter and statutory) of the Company; provided, however, that the Company shall not be required to preserve any such right if (a) the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holder or (b) the Company shall no longer continue to have such right as a result of a good faith, arms-length transaction with a Person that is not an Affiliate of the Company.

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(c) Payment of Taxes. The Company will, and will cause each of its Subsidiaries to, promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it, its income and profits, or any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies, which amounts if unpaid, might become a material lien or charge upon such properties or any part thereof. However, the Company or such Subsidiary shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company or such Subsidiary, as the case may be, shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

(d) Maintenance of Property. The Company will, and will cause each of its Subsidiaries to, at all times maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition and will, from time to time, make all necessary and proper repairs, renewals, replacements, betterments and improvements thereto.

(e) Insurance. The Company will, and will cause each of its Subsidiaries to, keep adequately insured, by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations.

(f) Books and Records. The Company will, and will cause each of its Subsidiaries to, at all times maintain books of account in which all of its financial transactions are duly recorded in conformance with generally accepted accounting principles.

(g) Other Indebtedness. Unless the Holders of at least a Majority in Interest shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by this Note and the other Notes issued under the Purchase Agreement and (ii) Permitted Indebtedness.

(h) Existence of Liens. Unless the Holders of at least a Majority in Interest shall have otherwise given prior written consent, so long as this Note is outstanding or upon the earlier termination of the Security Agreement, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any Liens upon or in any property or assets owned by the Company or any of its Subsidiaries other than Permitted Liens.

6. Events of Default.

(a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) the Company defaults in the payment of the principal (a “Defaulted Payment”) on any of the Notes when the same becomes due and payable at the Maturity Date, and such default continues for 15 days or longer;

(2) the Company fails to perform or observe any other material term, covenant or agreement contained in this Note or the Purchase Agreement, and the default continues for a period of 30 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the holders of at least a Majority in Interest of the outstanding Notes;

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(3) any representation or warranty made or deemed made by or on behalf of the Company in or in connection with the Purchase Agreement or in the other agreements entered into in connection herewith, shall prove to have been incorrect in any material respect when made or deemed made;

(4) any proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law relating to the Company or to all or any material part of its properties is instituted against the Company without its consent and continues undismissed or unstayed for sixty (60) calendar days, or any order for relief is entered in any such proceeding or there is an entry by a court having competent jurisdiction of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs; or

(5) the commencement by the Company of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the consent by the Company to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors.

(b) Acceleration of Payment. If an Event of Default (other than an Event of Default specified in Section 6(a)(4) or 6(a)(5) hereof with respect to the Company) occurs and is continuing, the Holders of at least a Majority in Interest of the Notes, by written notice to the Company, may declare due and payable the principal of this Note and all other outstanding Notes. Upon a declaration of acceleration, such principal shall be immediately due and payable. If an Event of Default specified in Section 6(a)(4) or 6(a)(5) occurs with respect to the Company, the principal of this Note shall become and be immediately due and payable, without any declaration or other act on the part of the Holder.

The Holders of not less than a Majority in Interest of the principal of the outstanding Notes may, on behalf of the Holders of all of the Notes, rescind and annul an acceleration and its consequences (including waiver of any defaults) if: (1) all existing Events of Default, other than the nonpayment of a Defaulted Payment on this Note and any of the other Notes that have become due solely because of the acceleration, have been remedied, cured or waived, and (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

(c) Collections. If an Event of Default with respect to this Note occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity to collect the Defaulted Payment or to enforce the performance of any provision of this Note.

(d) Right to Receive Payment Upon Default. Notwithstanding any other provision in this Note, the Holder of this Note shall have the right, which is absolute and unconditional, to receive

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payment of the principal in respect of the Notes held by the Holder, on or after the final Maturity Date, or to bring suit for the enforcement of any such payment on or after such date, and such rights shall not be impaired or affected adversely without the consent of the Holder.

(e) No Exclusive Right or Remedy. Except as otherwise provided herein, no right or remedy conferred in this Note upon the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(f) No Waiver of Right or Remedy. No delay or omission of the Holder of this Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Section 6 or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

7. Restrictions on Transfer.

(a) This Note has not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. Neither this Note nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a “Transfer”) in the absence of such registration or unless (i) such transaction is exempt from, or not subject to, registration under the Securities Act or the securities laws of any state or other jurisdiction and (ii) is made in compliance with applicable federal and state statutory resale restrictions, if any. The Holder by its acceptance of this Note agrees that it shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of this Note or any portion thereof or interest therein other than in a minimum denomination of $50,000 principal amount (or any integral multiple of $10,000 in excess thereof) and then (other than with respect to a Transfer pursuant to a registration statement that is effective at the time of such Transfer) only (a) to the Company, (b) to an Affiliate of the Holder, (c) to a Person it reasonably believes to be an “accredited investor” within the meaning of Rule 501(a) under the Securities Act, or (d) pursuant to a transaction in compliance with Rule 144 or Rule 144A under the Securities Act, and in the case of (b), (c) and (d) above in which the transferor furnishes the Company with such certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as applicable.

(b) The Holder represents that it is an “accredited investor” within the meaning of Rule 501 of the Securities Act. The Holder has been advised that this Note has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The Holder has not been formed solely for the purpose of making this investment and is acquiring the Note for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof.

(c) The Company shall cooperate with the Holder and take all actions reasonably necessary to effectuate any Transfer of this Note by the Holder that is permitted under Section 7(a) above.

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8. Definitions.

Unless otherwise defined in this Note, the following capitalized terms shall have the following respective meanings when used herein.

“Defaulted Payment” has the meaning set forth in Section 6 hereof.

“Holder” means the person in whose name this Note is registered on the Note Register.

“Lien” shall have the meaning ascribed to such term as set forth in the Purchase Agreement.

“Maturity Date” has the meaning set forth in Section 2 hereof.

“Next Financing” shall mean the closing of a sale of equity or convertible debt securities by the Company or any Subsidiary, or series of closings, as part of the same transaction, of equity or convertible debt securities within a period of three months, in the gross amount of at least $6,000,000.

“Note Register” means the register or other ledger maintained by the Company that records the record owners of the Notes.

“Permitted Indebtedness” means (A) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, which Indebtedness does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until after the Maturity Date; (B) Indebtedness secured by Permitted Liens, including without limitation Indebtedness incurred in connection with arrangements contemplated by clauses (v) through (vii) of the definition of the term “Permitted Liens”; (C) Indebtedness to trade creditors or for professional services incurred in the ordinary course of business; (D) extensions, refinancings and renewals of any items of Permitted Indebtedness described above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiaries, as the case may be; and (E) Indebtedness outstanding immediately prior to the execution of this Agreement. Permitted Indebtedness shall include, without limitation, (i) the principal amount of such Indebtedness, (ii) unpaid accrued interest thereon, and (iii) subject to clause (D) of this definition, all other obligations of the Company arising out of the Permitted Indebtedness now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against the Company of any bankruptcy, reorganization or similar proceeding.

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith, (iv) Liens securing the Company’s obligations under the Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) any Lien securing debt obligations consisting of working capital credit facilities, whether or not revolving, obtained on commercially reasonable terms and secured only by the Company’s and/or its Subsidiaries’ accounts receivable and/or inventory; (vii) Liens in existence prior to the execution of

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this Agreement; (viii) Liens securing Permitted Indebtedness; (ix) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (xi) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default, and (xii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of March     , 2012, among the Company and the initial holders of the Notes.

9. Miscellaneous.

(a) Payment. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note at the times, places and rate, and in the coin or currency, herein prescribed. This Note is issued upon the express condition, to which each successive holder expressly assents and by receiving the same agrees, that no recourse under or upon any obligation, covenant or agreement of the Note, or for the payment of the principal of the Note, or for any claim based on the Note, or otherwise in respect hereof, shall be had against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, whether by virtue of the constitution, statute or rule of law or by any assessment or penalty or otherwise howsoever, all such individual liability being hereby expressly waived and released as a condition of and as a part of the consideration for the execution and issue of the Note.

(b) Notice. The Company will give prompt written notice to the Holder of this Note of any change in the location of the Designated Office. Any notice to the Company or to the Holder of this Note shall be given in the manner set forth in the Purchase Agreement; provided that the Holder of this Note, if not a party to such Purchase Agreement, may specify alternative notice instructions to the Company.

(c) Transfer. (1) The transfer of this Note is registrable on the Note Register upon surrender of this Note for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Notes are issuable only in registered form without coupons in denominations of $10,000. No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith. Prior to due presentation of this Note for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

(2) Upon presentation of this Note for registration of transfer at the Designated Office accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in a form approved by the Company executed by the Holder, in person or by the Holder’s attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact

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person of the transferee, such Note shall be transferred on the Note Register, and a new Note of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of Notes shall be subject to such additional restrictions as are set forth in the legends on the Notes and to such additional reasonable regulations as may be prescribed by the Company as specified in Section 7 hereof. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note register.

(3) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in the case of loss, theft or destruction, receipt of indemnity reasonably satisfactory to the Company and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor and dated as of such cancellation, in lieu of such Note.

(d) Amendments; Waivers. Neither this Note nor any term hereof may be amended or waived orally or in writing, except that any term of this Note and the other Notes may be amended and the observance of any term of this Note and the other Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), and such amendment or waiver shall be applicable to all of the Notes, upon the approval of the Company and the holders of fifty-one percent (51%) or more of the outstanding principal amount of all then outstanding Notes (a “Majority in Interest”); provided, however, that any amendment that would (i) reduce the principal amount of any Note, (ii) reduce the percentage in aggregate principal amount of Notes outstanding necessary to modify or amend the Notes; or (iii) modify this Section 9(d) shall, in each case, require the approval of the holder of each Note to which such amendment shall apply. The Company may, without the consent of any holder of the Notes, amend the Notes for the purpose curing any ambiguity or correcting or supplementing any defective provision contained in the Notes; provided that such modification or amendment does not, in the good faith opinion of the Board of Directors, adversely affect the interests of the Holders of the Notes in any material respect, or adding or modifying any other provisions with respect to matters or questions arising under the Notes which the Company may deem necessary or desirable and which will not adversely affect the interests of the Holders of the Notes. The Company will not amend any provision of any other Note in a manner favorable to any Holder thereof unless a similar amendment is made or offered with respect to all of the Notes.

(e) Governing Law. THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Note and shall not affect the construction of, or be taken into consideration in interpreting, this Note.

(g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder. If the Company is at any time required or obligated to pay interest hereunder at a rate that would be in excess of a statutory or legally permitted rate, then the rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and any prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

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(h) Execution; Entirety. This Note may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Note by telecopy shall be effective as delivery of a manually executed counterpart of this Note. This Note constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the date first written above.

AUTHENTIDATE HOLDING CORP.

By:

Name:	O’Connell Benjamin
Title:	Chief Executive Officer

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Exhibit 4.2

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

AUTHENTIDATE HOLDING CORP.

CLASS A COMMON STOCK WARRANT

THIS CERTIFIES THAT, for value received, the Holder is entitled to purchase, and AUTHENTIDATE HOLDING CORP., a Delaware corporation (the “Company”), promises and agrees to sell and issue to the Holder, at any time, or from time to time, during the Exercise Period, up to              shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, at the Exercise Price, subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is issued by the Company pursuant to that certain Securities Purchase Agreement between the Company and the original Holder of this Warrant dated March     , 2012 (the “Purchase Agreement”) pursuant to which the Company may sell to the purchasers named therein up to an aggregate principal amount of at least $         of senior promissory notes (the “Notes”) in accordance with the terms and conditions of such Purchase Agreement.

1. Definitions of Certain Terms. In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:

(a) “Business Day” means a day on which banks are open for business in the city of New York.

(b) “Commission” means the U.S. Securities and Exchange Commission.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(d) “Exercise Price” means the price at which the Holder may purchase one share of Common Stock upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The initial Exercise Price is $0.67 per share, subject to adjustment as provided herein.

(e) “Expiration Date” means the 54-month anniversary of the Initial Exercise Date.

(f) “Holder” means a record holder of the Warrant or shares of Common Stock obtained or obtainable upon exercise of the Warrant, as applicable. The initial Holder is [                    ].

(g) “Initial Exercise Date” means the first Business Day following the six-month anniversary of the Issue Date.

(h) “Issue Date” means March     , 2012.

(i) “Securities Act” means the Securities Act of 1933, as amended.

(j) “Warrant” means this Class A Common Stock purchase warrant and any warrant or warrants hereafter issued as a consequence of the exercise or transfer of this warrant in whole or in part.

2. Exercise of Warrant.

(a) Manner of Exercise.

(i) Cash Exercise. This Warrant may be exercised, in whole or in part, at any time or from time to time, during the period commencing as of 9:30:01 a.m., New York time, on the Initial Exercise Date and ending as of 5:30 p.m., New York time, on the Expiration Date (the “Exercise Period”), for                      fully paid and non-assessable shares of Common Stock (the “Warrant Shares”), for an exercise price per share equal to the Exercise Price, by delivery to the Company at its headquarters, or at such other place as is designated in writing by the Company, of:

(1) a duly executed Notice of Exercise, substantially in the form of Attachment I attached hereto and incorporated by reference herein;

(2) this Warrant; and

(3) subject to Section 2(a)(ii) below, payment of an amount in cash equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise, with such payment being in the form of a wire transfer of immediately available U.S. funds to an account designated in writing by the Company.

The date on which the Company receives the Notice of Exercise, this Warrant, and the Exercise Price payable with respect to the Warrant Shares being purchased shall be deemed to be the date of exercise (the “Date of Exercise”).

(ii) Cashless Exercise. Notwithstanding the provisions of Section 2(a)(i)(3) above (requiring payment by wire transfer), the Company agrees that, unless otherwise prohibited by applicable law, the Holder shall have the right to exercise this Warrant in full or in part on a cashless basis, computed using the following formula:

X = Y (A - B)
A

Where:

X = The number of Warrant Shares to be issued to the Holder pursuant to this cashless exercise;

Y = The number of Warrant Shares in respect of which the net issue election is made;

A = The Fair Market Value (as defined below) of one Warrant Share at the time the cashless exercise election is made; and

B = The Exercise Price then in effect at the time of such exercise.

The term “Fair Market Value” shall mean, on any given day: (A) if the class of Warrant Shares is exchange-traded, the average of the closing sales prices per share of the class of Warrant Shares for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (B) if the class of Warrant Shares is not listed or admitted to trading on any securities exchange but is regularly traded in any over-the-counter market, then the average of the bid and ask prices per share of the class of Warrant Shares for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (C) if the class of Warrant Shares is not traded as described in clauses (A) or (B), then the per share fair market value of the class of Warrant Shares as determined in good faith by the Company’s Board of Directors.

(b) Delivery of Certificates. Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system and such Warrant Shares are eligible for delivery in such a manner, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three Business Days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (the “Delivery Period”). This Warrant shall be deemed to have been exercised on the date on which this Warrant is surrendered and payment of the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date on which all of the criteria described in the immediately preceding sentence have occurred, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. If fewer than all of the Warrant Shares purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Holder a new Warrant (dated as of the Issue Date), in the same form and tenor as this Warrant, evidencing that portion of the Warrant not exercised.

(c) Delivery of Electronic Shares. In lieu of delivering physical certificates representing the Warrant Shares issuable upon exercise (provided that the transfer agent is participating in the DTC Fast Automated Securities Transfer program and provided further that the Holder provides the transfer agent with information required in order to issue such Warrant Shares to the Holder electronically), upon the request of the Holder as set forth in the Notice of Exercise, but only if the Warrant Shares may be issued without restrictive legends, the Company shall cause its transfer agent to electronically transmit, within the Delivery Period, the Warrant Shares issuable upon exercise to the Holder by crediting Holder’s account with DTC through its Deposit Withdrawal Agent Commission system. Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.

(d) No Fractional Shares. If a fractional share of Warrant Shares would, but for the provisions of this Section 2(d), be issuable upon exercise of the rights represented by this Warrant, the Company shall (i) round a half share or greater to be delivered to Holder up to the next whole share and (ii) round a less-than-half share to be delivered to Holder down to the nearest whole share.

(e) Buy-In. Notwithstanding anything else to the contrary contained herein, in addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the applicable Warrant Shares purchased upon exercise hereof or credit the Holder’s balance account with DTC, as applicable, on or before the end of the Delivery Period (other than a failure caused by any incorrect or incomplete information provided by Holder to the Company hereunder), and if after such date the Holder purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares that the Holder anticipated receiving from the Company upon exercise of this Warrant (a “Buy-In”), then the Company shall, within three

Business Days after the Holder’s request, (1) pay cash to the Holder the amount by which (x) the Holder’s total purchase price (including commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue, by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored, or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Securities as required pursuant to the terms hereof.

(f) No Charge to Holder Upon Issuance. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares (other than any transfer taxes resulting from the issuance of Warrant Shares to any person other than Holder).

(g) Reservation of Shares. During the Exercise Period, the Company shall reserve and keep available out of its authorized but unissued Common Stock such number of Warrant Shares issuable upon the full exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges and not subject to the pre-emptive rights of any holder of Common Stock or any other class or series of stock of the Company. During the Exercise Period, the Company shall not take any action which would cause the number of authorized but unissued Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

(h) Limitations on Exercises.

(i) Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock. The provisions of this Section 2(h)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 2(h)(i) shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver). At 12:00 a.m., New York Time, on the 62nd day following the provision of the notice referred to in the preceding sentence, the exercise limitation set forth above shall expire.

(ii) Notwithstanding anything else set forth herein, in no event shall this Warrant be exercisable by the Holder to the extent that the Holder or any of its affiliates and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would beneficially own in excess of 19.99% of the number of shares of the Company’s Common Stock outstanding at the time of such issuance unless any issuances in excess of the foregoing limitation are approved by the Company’s common stockholders.

3. Adjustments in Certain Events. The number, class, and price of Warrant Shares for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

(a) Subdivisions, Combinations and Other Issuances. If the outstanding shares of the Company’s Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 3(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 3(a).

(b) Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such event, he had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Holder, if not the Company, agrees to be bound by and comply with the provisions of this Warrant.

(c) Notice of Record Date, Etc. In the event the Company shall propose to take any action of the types requiring an adjustment pursuant to this Section 3 or a dissolution, liquidation or winding up of the Company shall be proposed, the Company shall give notice to Holder as provided in Section 6 below, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrant. In the case of any action which will require the fixing of a record date, unless otherwise provided in this Warrant, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other action, such notice shall be given at least thirty (30) days prior to the taking of such proposed action.

(d) If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of Common Stock, such number of securities will be distributed to the Holder or its assignee upon exercise of its rights hereunder as such Holder or assignee would have been entitled to if this Warrant had been exercised prior to the record date for such distribution. The provisions with respect to adjustment of the Common Stock provided in this Section 3 will also apply to the securities to which the Holder or its assignee is entitled under this Section 3(d).

4. No Rights as a Stockholder. Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors the right to receive dividends or any other matter.

5. Restrictions on Transfer; Legends.

(a) Registration or Exemption Required. Assuming the accuracy of the representations and warranties of the Holder contained in herein, this Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and exempt from state registration or qualification under applicable state laws. The Holder acknowledges that he has been advised by the Company that this Warrant and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act. Neither this Warrant nor the Warrant Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(b) Representations of Holder. The Holder represents and warrants that he has acquired this Warrant and will acquire the Warrant Shares for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the Warrant and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or “blue-sky” laws or is exempt from registration and/or qualification. The Holder has no need for liquidity in its investment in the Company, and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof. The Holder is an “accredited investor” as such term is defined in Rule 501 (the provisions of which are known to the Holder) promulgated under the Act.

(c) Restrictive Legend. The Holder understands that until such time as the Warrant Shares have been registered under the Securities Act, or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Warrant Shares, as applicable, shall bear a restrictive legend in substantially the form set forth on the cover page of this Warrant (and a stop-transfer order may be placed against transfer of the certificates for such securities).

(d) Disposition of Warrant or Warrant Shares. With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to registration of such Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with evidence, reasonably satisfactory to the Company (which shall include such representation of the transferee regarding investment intent as the Company may request, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory evidence, the Company, as promptly as practicable but no later than seven (7) days after receipt of the written notice, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If the Company determines that the evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, any Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act and in compliance with the applicable statutory resale restrictions imposed by state securities laws, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and the applicable resale restrictions imposed by state securities laws have been satisfied. Each certificate representing this Warrant or the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless pursuant to an opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(e) Removal of Restrictive Legends. The certificates evidencing the Warrant Shares shall not contain any legend restricting the transfer thereof: (A) while a registration statement covering the sale or resale of the Warrant Shares is effective under the Securities Act and such legend removal is permitted under applicable securities laws (including compliance with the prospectus delivery requirements of the Securities Act), or (B) following any sale of such Warrant Shares pursuant to Rule 144, or (C) if such Warrant Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) and the Company shall have received an opinion of counsel to the Holder in form reasonably acceptable to the Company to such effect (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the issuance of the Warrant Shares, as applicable, without a restrictive legend or removal of the legend hereunder. The Company agrees that at such time as the Unrestricted Conditions are met, it will, no later than three (3) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing Warrant Shares, issued with a restrictive legend, deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such Warrant Shares that is free from all restrictive and other legends.

6. Registration Rights. The Holder shall be entitled to all of the rights and subject to all of the obligations regarding registration of the shares of Common Stock issuable upon the exercise of this Warrant as described in the Purchase Agreement.

7. Notices; Adjustments.

(i) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) two (2) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to Holder, as applicable, at the respective addresses set forth on the signature page to the Purchase Agreement or at such other address(es) as they may designate, respectively, by ten (10) days advance written notice to the other party hereto.

(ii) Upon the occurrence of any adjustments pursuant to Section 3 hereof, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

8. Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder.

9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles, and notwithstanding the fact that one or more counterparts hereof may be executed outside of the state, or one or more of the obligations of the parties hereunder are to be performed outside of the state.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to it, and, if mutilated, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant, having terms and conditions identical to this Warrant, in lieu hereof.

11. Modification and Waiver of Class A Warrants. Any term of this Warrant may be amended, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of the Class A Warrants representing at least 51% of the number of shares of Common Stock then subject to outstanding Class A Warrants. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Class A Warrants in the same fashion and (b) the number of Warrant Shares subject to this Warrant and the Exercise Price of this Warrant may not be amended, and the right to exercise this Class A Warrant may not be waived, without the written consent of the Holder. The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder’s written consent. No waivers of any term, condition or provision of this Class A Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12. Successors. This Warrant shall be binding and inure to the benefit of the parties and their respective successors and assigns hereunder; provided that this Warrant may be assigned by Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant. This Warrant does not create and shall not be construed as creating any rights enforceable by any other person or corporation.

13. Headings. The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

14. Saturdays, Sundays, Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

15. Severability. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of this Warrant.

16. Execution and Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument. Any one of such counterparts shall be sufficient for the purpose of proving the existence and terms of this Warrant, and no party shall be required to produce an original or all of such counterparts in making such proof.

17. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

Signature page to Common Stock Purchase Warrant follows.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered as of the Issue Date by an officer thereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:
	Name:	O’Connell Benjamin
	Title:	President and Chief Executive Officer

Address for Notice: 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922

ATTACHMENT I

NOTICE OF EXERCISE

TO:	AUTHENTIDATE HOLDING CORP.

Attention: Chief Financial Officer

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Warrant issued by Authentidate Holding Corp. as of                     , 2012, and held by the undersigned, the original of which is attached hereto, and (check the applicable box):

☐	Tenders herewith payment of the Exercise Price in the form of cash, via wire transfer of immediately available funds, in the amount of $ for shares of Common Stock.

☐	Elects the cashless exercise option pursuant to Section 1.4 of the Warrant, and accordingly requests delivery of shares of Common Stock, net, pursuant to the following calculation:

X = Y (A-B)/A

(      ) = (        ) [(        ) - (        )]/(        )

Where

X = The number of shares of Common Stock to be issued to the Holder pursuant to this cashless exercise;

Y = The number of shares of Common Stock in respect of which the net issue election is made;

A = The Fair Market Value of one share of Common Stock, as calculated per the terms of the Warrant; and

B = The Exercise Price then in effect as of the date of exercise.

☐	If this box is checked, as long as the Company’s transfer agent participates in the DTC Fast Automated Securities Transfer program (“FAST”), and except as otherwise provided in the next following sentence, the Company shall effect delivery of the shares of Common Stock to the Holder by crediting to the account of the Holder or its nominee at DTC (as specified in this Exercise Notice) with the number of shares of Common Stock required to be delivered. In the event that the Company’s transfer agent is not a participant in FAST, or if the shares of Common Stock are not otherwise eligible for delivery through FAST, the Company shall effect delivery of the shares of Common Stock by delivering to Holder or its nominee physical certificates representing such shares.

Information for Delivery of uncertificated Shares by DWAC:

Account Number:
Account Name:
DTC Number:

☐ If this box is checked, the Holder requests delivery of physical certificates representing the Warrant Shares and requests that such certificates be delivered to the following address:

Name:
(please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Name:
(please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

HOLDER:

Name:
Title:

Date:

ATTACHMENT II

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder

desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned Holder of this Warrant hereby sells, assigns and transfers the foregoing Warrant and all rights evidenced thereby to

Name:
(Please Print)

Address:
(Please Print)

Tax ID No.:

and does hereby irrevocably constitute and appoint                     , Attorney, to transfer the within Warrant Certificate on the books of Authentidate Holding Corp., Inc., with full power of substitution.

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Dated:	Holder:

(Print Name)

(Signature)

STATE OF                     )

COUNTY OF                 ) ss:

On this      day of                     , before me personally came                     , to me known, who being by me duly sworn, did depose and say that he resides at                     , that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

Notary Public

Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 9, 2012, among Authentidate Holding Corp., a Delaware corporation (the “Company”), and each of the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

BACKGROUND

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 as promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the number of units (the “Units”) set forth beneath such Purchaser’s name on the signature pages hereof, with each unit consisting of (i) a senior secured promissory note (the “Note”) in an aggregate principal amount equal to such Purchaser’s Subscription Amount and (ii) a warrant to purchase such number of shares of Common Stock as equal to the quotient derived by dividing each Purchaser’s Subscription Amount by 101% of the closing bid price of the Company’s Common Stock on the date first set forth above (each, a “Warrant”), as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Definitions. In addition to the other terms specifically defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used herein:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” means the board of directors of the Company or any authorized committee of the board of directors.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close or be closed.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

“Closing Bid Price” shall mean the most recently reported closing consolidated bid price of the Company’s Common Stock published by the Nasdaq Stock Market prior to the execution of this Agreement.

“Common Stock” shall mean the common stock of Authentidate Holding Corp., par value $0.001 per share.

“Event of Default” has the meaning given such term in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Indebtedness” means, without duplication, with respect to any Person (the “subject Person”), all liabilities, obligations and indebtedness of the subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding purchases of property, product, merchandise and services in the ordinary course of business, but including (a) all obligations and liabilities under guarantees; (b) the present value of lease payments due under synthetic leases; and (c) all obligations and liabilities under any asset securitization or sale/leaseback transaction; provided, further, however, that in no event shall the term Indebtedness include the capital stock surplus, retained earnings, minority interests in the common stock of Subsidiaries, lease obligations (other than pursuant to (b) above), reserves for deferred income taxes and investment credits, other deferred credits or reserves.

“Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

“Majority in Interest” shall mean the holders of fifty-one percent (51%) or more of the outstanding principal amount of all then outstanding Notes at the time of such determination.

“Permitted Lien(s)” shall have the meaning ascribed to such term in the Note.

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

“Required Approvals” means (i) filings expressly required pursuant to this Agreement, (ii) application(s) to the Company’s principal Trading Market for the listing of the shares of Common Stock which may be issued pursuant to the terms of this Agreement for trading thereon in the time and manner required thereby; (iii) such filings as are required to be made under applicable federal and state securities laws; (iv) approvals or consents that have been made or obtained prior to or contemporaneously with the date of this Agreement; and (v) filings pursuant to the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Security Agreement” means that certain Security Agreement entered into among the Company and the Purchasers pursuant to which the Company shall grant the Purchasers a Lien against the Company’s assets to secure the Company’s obligations under the Notes.

“Subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

“Subscription Amount” means the aggregate amount to be paid for the Units purchased hereunder as specified beneath each Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Trading Market on which the Company’s Common Stock is listed for trading is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Agreements” means this Agreement, the Notes, the Warrants, the Security Agreement and any other agreement or instrument executed by a party to this Agreement or in connection with the transactions contemplated hereunder.

ARTICLE II

PURCHASE AND SALE OF SECURITIES

2.1 Purchase and Sale of Securities; Closing.

(a) The Company has duly authorized the issuance and sale at the Closing of (i) an aggregate principal amount of up to $4,500,000 of senior secured promissory notes, having the terms set forth in the Form of Note attached hereto as Exhibit A (the “Note”), (ii) such number of warrants to purchase the aggregate number of shares of the Company’s Common Stock as is equal to the quotient derived by dividing the aggregate of all the Purchasers’ Subscription Amounts by 101% of the Closing Bid Price, which warrants shall be substantially in the form attached hereto as Exhibit B (each, a “Warrant” and collectively, the “Warrants”), and (iii) such number of shares of Common Stock issuable upon the exercise of the Warrants as is equivalent to the number of Warrants issued hereunder (collectively, the “Warrant Shares”, and together with the Notes and the Warrants, the “Securities”).

(b) Upon all of the terms and subject to all of the conditions hereof, the Company agrees to issue and sell to each Purchaser, and each of the Purchasers hereby confirms its irrevocable subscription for and offer to purchase, (i) the Notes in the principal amount set forth below the Purchaser’s name on the Purchaser Signature Page and (ii) such number of Warrants as is equal to the quotient derived by dividing each Purchaser’s Subscription Amount by 101% of the Closing Bid Price. The obligations of the Purchasers to purchase Notes are several and not joint.

(c) Each Purchaser acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject a subscription for Notes, in whole or in part, at any time prior to the closing time. If a subscription is rejected in whole, any checks or other forms of payment delivered to the Company representing the Subscription Amount will be promptly returned to such Purchaser without interest or deduction. If a subscription is accepted only in part, a check representing any refund of the Subscription Amount for that portion of the subscription for the Notes which is not accepted will be promptly delivered to each Purchaser without interest or deduction.

(d) The closing of the purchase and sale of the Securities pursuant to this Agreement (the “Closing”) shall occur on such Business Day as the Purchasers and Company agree. The “Closing Date” shall mean the Business Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities comprising the Units, in each case, have been satisfied or waived.

(e) At the Closing, upon the terms and subject to the conditions set forth herein, substantially concurrently with the execution and delivery of this Agreement by the parties hereto, the Company shall sell, and each Purchaser shall purchase, the number of Units specified beneath each such Purchaser’s name on the signature pages hereto. At the Closing, each Purchaser shall deliver to the Company, via wire transfer of immediately available U.S. funds, an amount equal to such Purchaser’s Subscription Amount as set forth beneath such Purchaser’s name on the signature page hereto, and the Company shall deliver to such Purchaser the securities represented by the Units so purchased, and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the requirements, covenants and conditions set forth in Section 2.2 and Article V, the Closing shall occur at the offices of the Company or such other location, and at such time, as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following: (i) this Agreement, duly executed by the Company; (ii) the Notes purchased hereunder, duly executed by the Company; (iii) the Warrants purchased hereunder, duly executed by the Company; (iv) the Security Agreement, duly executed by the Company; and (v) such other documents relating to the transactions contemplated by this Agreement as the Purchasers or their counsel may reasonably request.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following: (i) this Agreement, duly executed by such Purchaser; (ii) the Purchaser’s Subscription Amount by wire transfer of immediately available U.S. funds to the account as specified in writing by the Company; (iii) a fully completed and duly executed Accredited Investor Certification, substantially in the form attached hereto as Exhibit C; (iv) the Security Agreement, duly executed by such Purchaser; and (v) such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

2.3 Limitations on Exercise of Warrants. Notwithstanding anything in this Purchase Agreement or any of the other agreements and instruments executed in accordance with this Purchase Agreement to the contrary, subject to receipt of the approval of the Company’s stockholders, the Company shall not issue, and no Purchaser shall be permitted to purchase (whether hereunder or upon exercise of the Warrants) any shares of Common Stock if and to the extent that the purchase and issuance of such shares of Common Stock would cause the Company to exceed the aggregate number of shares of Common Stock which the Company may issue or be deemed to have issued without breaching the Company’s obligations under the applicable rules and regulations of the Nasdaq Stock Market (including, without limitation, Nasdaq Listing Rules 5635(b)) and such other Trading Market on which the Company’s shares of Common Stock are then listed or quoted for trading (the “Exchange Cap”). In the absence of such stockholder approval, in no event shall a Purchaser be permitted to acquire shares of Common Stock in an amount greater than the product of the Exchange Cap.

2.4 Stockholder Approval. Solely in the event that it is required in order to permit the full exercise of the Warrants issued pursuant to this Agreement into shares of Common Stock in accordance with applicable Nasdaq Listing Rules (the “Stockholder Approval”), the Company shall, following its determination that such Stockholder Approval is required pursuant to the applicable rules of the Nasdaq Stock Market, at its next regularly scheduled annual meeting of stockholders and any subsequent special or annual meeting to the extent required, call a meeting of its stockholders for the purpose of obtaining the Stockholder Approval, with the recommendation of the Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting no less frequently than every 180 days thereafter to seek Stockholder Approval until the earlier of the date that Stockholder Approval is obtained or the Warrants are no longer outstanding. Each Purchaser further agrees that it shall not be entitled to vote the shares of Common Stock of the Company issuable to it pursuant to the terms of this Agreement, including pursuant to the exercise of any Warrants, at any meeting of the Company’s stockholders convened to vote on a proposal to enable the Company to issue the shares of Common Stock underlying the Warrants in excess of 19.99% of the issued and outstanding Common Stock of the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect (defined below). For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole on a consolidated basis, or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (A) a change in the market price or trading volume of the shares of Common Stock of the Company or (B) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole.

(b) Authorization; Enforcement. The Company has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this

Agreement, the Security Agreement and the certificates representing the Notes and the Warrants have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Security Agreement has been duly executed and delivered by the Company and constitutes, and the certificates representing the Notes and Warrants, when executed and delivered in accordance with the terms hereof, will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Required Approvals; No Conflicts. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Securities other than the Required Approvals and if required, the Stockholder Approval contemplated by Section 2.4 of this Agreement. Subject to the Required Approvals and if required, the Stockholder Approval contemplated by Section 2.4 of this Agreement, the execution and delivery by the Company of this Agreement and the certificates representing the Notes and the Warrants, and the performance by the Company of its obligations hereunder and thereunder, do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default under (or an event that, with notice or lapse of time or both, would become a default under), or give to others any rights of termination, amendment, acceleration or cancellation under (with or without notice, lapse of time or both), any agreement, credit facility, debt or other instrument evidencing a debt of the Company or other understanding to which the Company is a party, or by which any of its properties or assets is bound, except to the extent that such conflict or default or termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any of its properties or assets is bound, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(d) Capitalization. As of March 1, 2012, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which (A) 53,801,608 shares are issued and outstanding; (B) 4,783,97 shares are reserved for issuance upon exercise of stock options outstanding under the Company’s equity compensation plans; (C) 9,757,497 shares are reserved for issuance upon exercise of common stock purchase warrants granted prior to the date of this Agreement; (D) and such additional stock options and shares of Common Stock which may be issued from time to time in accordance with the terms of the Company’s current equity compensation plans; and (ii) 5,000,000 shares of Preferred Stock, $0.10 par value per share, (x) 28,000 shares of which are issued and outstanding and designated as Series B Convertible Preferred Stock and which shares of Series B Convertible Preferred Stock are convertible into an aggregate of 500,000 shares of Common Stock and (y) 1,2500,000 of which are issued and outstanding and designated as Series C Convertible Preferred Stock and which shares of Series C Convertible Preferred Stock are convertible into a maximum of 6,125,000 shares of Common Stock (inclusive of the shares of Common Stock which may be issuable in lieu of the payment of cash dividends accrued on the Series C Convertible Preferred Stock). All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were issued in full compliance with applicable state and federal securities laws. Except as disclosed in this Agreement, the Company’s preliminary proxy statement filed with the Commission on or about February 27, 2012 (the “Proxy Statement”) or the SEC Reports (as defined below), the Company has no outstanding options or warrants to purchase, or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, warrants, rights, convertible securities or obligations. The description of the Company’s equity compensation plans and the options or other rights granted and exercised thereunder set forth in the SEC Reports accurately and fairly presents in all material respects the information required by the Securities Act to be shown with respect to such plans, options and rights.

(e) Due Issuance. The Notes and the Warrants to be issued and the shares of Common Stock to be issued upon exercise of the Warrants will be duly authorized and, when issued and paid for in accordance with this Agreement, and the Warrants, as the case may be, will be duly and validly issued and outstanding, fully paid and non-assessable, free and clear of all Liens and will not be subject to pre-emptive or similar rights of stockholders of the Company.

(f) Litigation. Except as described in the Company’s reports filed with the SEC pursuant to the Exchange Act (the “SEC Reports”), there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined could have a Material Adverse Effect.

(g) Intellectual Property. Except as disclosed in the SEC Reports, each of the Company and its subsidiaries owns or has the valid right to use all Intellectual Property (as defined below) necessary for the conduct of the businesses of the Company and its subsidiaries in the manner described in the SEC Reports as now conducted or proposed to be conducted. Except as disclosed in the SEC Reports: (i) to the knowledge of the Company, no third party has infringed, misappropriated, diluted or otherwise violated in any material respect any Intellectual Property rights of the Company or any of its subsidiaries, and no claims for any of the foregoing have been brought against any third party by the Company or any of its subsidiaries; (ii) the Intellectual Property owned by the Company or its subsidiaries and, to the knowledge of the Company, the Intellectual Property licensed to the Company or its subsidiaries have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, investigation or claim challenging the validity, enforceability, scope, issuance/registration, use or ownership of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates, dilutes or otherwise violates any Intellectual Property of others; and (iv) each of the Company and its subsidiaries has taken commercially reasonable steps, consistent with industry standards, to maintain and protect all Intellectual Property that is material to the conduct of its business. The term “Intellectual Property” as used herein means all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade dress, domain names, copyrights, licenses, inventions, trade secrets, technology, software, systems, know-how and other intellectual property and proprietary rights.

(h) Property. The Company does not own any real property. The Company and its subsidiaries have good and marketable title to all properties and assets described in the SEC Reports as owned by it, in each case free and clear of all Liens, except such as (i) are described in the SEC Reports; (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; or (iii) are Permitted Liens.

Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(i) Permits. The Company and its subsidiaries possess all licenses, certificates, clearances, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities (collectively, “Permits”) that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted, except where the failure to possess such licenses, certificates, authorization or permits would not reasonably be expected to have a Material Adverse Effect. The Company has not received notice of any revocation or modification of any such Permits and has no reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. The Company has not received any Form 483 notice of adverse finding from the U.S. Food and Drug Administration (“FDA”), warning letter, untitled letter or other correspondence or notice from FDA or any other governmental or regulatory authority alleging or asserting noncompliance with any applicable laws or any Permits. The Company has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any applicable laws or Permits and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission).

(j) Financial Statements. The financial statements of the Company, together with the related schedules and the notes thereto, included or incorporated by reference in the SEC Reports comply in all material respects with applicable accounting requirements and the applicable requirements of the Securities Act and Exchange Act as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. EisnerAmper LLP, who has audited certain financial statements of the Company, are independent registered public accountants as required by the Securities Act and Exchange Act and have been appointed by the Company’s audit committee (if so empowered by the Board of Directors) comprised only of independent directors, or by the Board of Directors, as the case may be.

(k) Material Liabilities and Indebtedness. Since the date of the latest audited financial statements included in the SEC Reports, except as disclosed in the SEC Reports: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, and (iv) other than with respect to the Company’s outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. Except for the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports or Proxy Statement, no event, liability or development has occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(l) Nature of Company’s Obligation. The Company further acknowledges that its obligations under the Transaction Agreements, including, without limitation, its obligation to issue the Warrant Shares, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

(m) No Defaults. Except as disclosed in the Company’s SEC Reports, the Company and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, in breach or violation of any of the terms and provisions of, or in default under (a) their charters and bylaws, (b) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over them, or any of their material assets or properties, or (c) any material agreement or instrument to which they are a party or by which they are bound or to which any of their assets or properties are subject, except, in the case of clauses (b) and (c) only, for such conflicts, breaches or violations as have not and could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

(n) Insurance. The Company, on behalf of itself and its subsidiaries, carries, or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; each of the Company and its subsidiaries is in compliance with the terms of such policies in all material respects; and none of the Company or its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Company or its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(o) Taxes. The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending dispute with any taxing authority relating to the Company’s payment of taxes in any material amount except which the Company is contesting in good faith and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included or incorporated by reference in the SEC Reports.

(p) Trading Market. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Nasdaq Stock Market (the “Principal Market”) to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. Except as described in the SEC Reports, the Company has no reason to believe that it will not in the foreseeable future continue to be in compliance or regain compliance in a timely manner, as the case may be, with all such listing and maintenance requirements. The issuance and sale of the Securities hereunder does not contravene, in a manner which is expected to have a Material Adverse Effect, the rules and regulations of the Principal Market and no stockholder approval is required for the Company to fulfill its obligations under the Transaction Agreements, other than as described in this Agreement. The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market.

(q) SEC Reports. The Company has filed all SEC Reports required to be filed by it under the Exchange Act for the two years preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports filed for the two years preceding the date hereof have complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and none of such SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(r) Sarbanes-Oxley Compliance. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended, applicable to it, and the applicable rules and regulations promulgated thereunder by all government and regulatory authorities and agencies. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures and the Company presented in its Form 10-Q for the fiscal quarter ended December 31, 2011, the conclusions of the Company’s certifying officers about the effectiveness of such disclosure controls and procedures.

The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those representations and warranties specifically set forth in this Agreement.

3.2 Representations, Warranties and Acknowledgements of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants with respect to only itself, as of the Closing Date, that:

(a) Organization; Authority. Each Purchaser certifies that it is resident in the jurisdiction set out on the applicable signature page of this Agreement. Such address was not created and is not used solely for the purpose of acquiring the Securities and each Purchaser was solicited to purchase in such jurisdiction. The Purchaser is either a natural person or an entity, and in the case of an entity, (i) such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, partnership or other power and authority to enter into this Agreement, to subscribe for and purchase the Securities as contemplated herein and to carry out its obligations hereunder, and (ii) the execution and delivery of, and performance under, this Agreement and the other Transaction Agreements have been duly authorized by all necessary corporate, partnership or other action on the part of such Purchaser. The Purchaser is duly authorized to execute, deliver and perform this Agreement, the other Transaction Agreements and all other necessary documentation. In the case of all Purchasers, whether or not a natural person, this Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of each such Purchaser, enforceable against him, her or it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (B) the effect of rules of law governing the availability of specific performance and other equitable remedies, and (C) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and each of the Transaction Agreements to which it is a party, and the consummation by the Purchaser of the transactions contemplated by this Agreement and each such Transaction Agreement, do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(c) No General Solicitation. The subscription for the Securities by each Purchaser has not been made through or as a result of, and the distribution of the Notes is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(d) Restricted Securities. Each Purchaser understands that the Notes, the Warrants, and shares of Common Stock issuable upon conversion or exercise thereof, will be characterized as “restricted securities” under U.S. federal securities laws inasmuch as, if issued, they will be acquired from the Company in a transaction not involving a public offering and that, under U.S. federal securities laws and applicable regulations, the Notes, the Warrants, and shares of Common Stock issuable upon exercise of the Warrants may be resold without registration under the Securities Act only in certain limited circumstances. Such Purchaser acknowledges that all certificates representing any of the Notes, the Warrants, and shares of Common Stock issuable upon exercise of the Warrants will bear a restrictive legend in a form as set forth below and hereby consents to the transfer agent for the Common Stock making a notation on its records to implement the restrictions on transfer described herein. Such Purchaser understands that except as provided in the Transaction Agreements: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, must be held indefinitely and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(e) Certain Legends.

(i) Such Purchaser understands that the Securities are “restricted securities” and that the certificates or other instruments representing the Notes and Warrants shall bear any applicable legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE OR EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(ii) In the event that the Warrants are exercised for shares of Common Stock, such Warrant Shares shall bear any applicable legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

(iii) The Company may at any time place a stop transfer order on its transfer books against the shares of Common Stock underlying the Warrants. Such stop order will be removed, and further transfer of such shares of Common Stock will be permitted, upon an effective registration of the respective shares of Common Stock, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(f) Reliance on Representations. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and in the applicable schedules and exhibits in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. The Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth in such applicable schedules and exhibits which takes place prior to the Closing time. No Person has made any written or oral representations to the Purchaser that (i) any Person will resell or repurchase the Notes, the Warrants or the shares of Common Stock underlying the Warrants, (ii) that any Person will refund all or any part of the Purchase Price, or (iii) as to the future price or value of the shares of Common Stock of the Company.

(g) Schedules. Each Purchaser acknowledges that this Agreement and Schedule A attached hereto require the Purchaser to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the transactions contemplated by this Agreement, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Securities under the securities laws applicable in the United States and other applicable securities laws, preparing and registering certificates representing the Notes and completing filings required by any stock exchange or securities regulatory authority. The Purchaser’s personal information may be disclosed by the Company to: (a) stock exchanges or securities regulatory authorities, and (b) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering. By executing this Agreement, the Purchaser is deemed to be consenting to the foregoing collection, use and disclosure of the Purchaser’s personal information; provided, that in the event of a disclosure pursuant to clause (a) of the preceding sentence, the Company shall (to the extent it is legally permitted), use commercially reasonable efforts to give such Purchaser advance notice of any required disclosure. The Purchaser also consents to the filing of copies or originals of any of the Purchaser’s documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

(h) No Public Sale or Distribution. Each Purchaser will be acquiring the Notes, the Warrants and the shares of the Common Stock issuable upon exercise of the Warrants, in the ordinary course of business for his, her or its account and not for the benefit of any other Person and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and the Purchaser covenants that it will not resell the Notes the Warrants, or shares of Common Stock except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal and state securities laws, and such Purchaser does not have a present arrangement to effect any distribution of Notes, the Warrants and the shares of the Common Stock issuable upon exercise of such Warrants to or through any Person or entity.

(i) Investor Status. On the date such Purchaser was offered the Notes and on the date hereof and such Purchaser is and will be either an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Purchaser has properly completed, executed and delivered to the Company the applicable “accredited investor” certificate set forth in the Schedules hereto and the information contained therein is true and correct. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(j) Experience of Purchaser. There are risks associated with the purchase of and investment in the Notes, the Warrants, and shares of Common Stock of the Company, and the Purchaser, either alone or together with his, her or its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement and making his, her or its Purchase Price and the merits and risks of the prospective investment in the Notes, the Warrants, and shares of Common Stock of the Company, and such Purchaser has so evaluated such merits and risks. Such Purchaser understands that he, she or it must bear the economic risk of an investment in the Notes, the Warrants, and shares of Common Stock of the Company, if any, indefinitely and is able to bear such risk and to afford a complete loss of such investment.

(k) Access to Information. Such Purchaser acknowledges that he, she or it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as he, she or it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Notes and Warrants, (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him, her or it to evaluate the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Securities and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed decision. The Purchaser is not purchasing the Notes based on knowledge of material information concerning the Company that has not been generally disclosed. Such Purchaser and its advisors, if any, in acquiring the Securities, have relied solely on their independent investigation of the Company and have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(l) No Governmental Review. Each Purchaser understands that no United States federal or state agency, or any other government or governmental agency has reviewed or passed on or made, or will pass on or make, any recommendation or endorsement of the Notes, the Warrants, or shares of Common Stock of the Company or the fairness or suitability of the prospective investment in the Notes, the Warrants, or shares of Common Stock of the Company.

(m) Aggregate Investment. Each Purchaser understands that his, her or its subscription for the Securities forms part of a larger offering of Securities by the Company as described herein. Each Purchaser understands that there is no minimum aggregate subscription required to close the Offering.

(n) Securities and Other Transactions. Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first became aware of the proposed transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Agreement. Other than to other Persons party to this Agreement and its Affiliates and their respective investment advisors, agents, counsel and other advisors, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

(o) No Legal, Tax or Investment Advice. Each Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, including the prospective investment in the Notes, the Warrants, and shares of Common Stock, constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances. The Purchaser is not relying on the Company or its counsel in this regard.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

REGISTRATION RIGHTS

4.1 Piggyback Registration Rights. Each Purchaser and the Company agree that the Purchasers shall be entitled to the registration rights with respect to the Securities as set forth in this Section 4.1

(a) Definition of Registrable Securities. As used in this Section 4.1, the term “Registrable Security” means each of the shares of Common Stock which may be issued upon the exercise of the Warrants; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been and remains effectively registered under the Securities Act and disposed of pursuant thereto; (B) in the opinion of counsel to the Company, registration under the Securities Act is no longer required for subsequent public distribution of such security without volume limitations pursuant to Rule 144 promulgated under the Securities Act, or otherwise; or (C) it has ceased to be outstanding. The term “Registrable Securities” means any and all of the securities falling within the foregoing definition of “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate to prevent any dilution or increase of the rights granted pursuant to this clause (a) as determined in good faith by the Board of Directors.

(b) Piggyback Registration Rights. As used herein, a “Registration Statement” shall mean any registration statement filed by the Company with the Commission under the Securities Act at any time or from time to time while any Registrable Securities remain outstanding; provided, however, that a Registration Statement for the purposes hereof shall not include: (A) any registration statement (or amendment thereto) filed by the Company which has not been declared effective on or before the date hereof; (B) any registration statement on Form S-3 (or any successor form) filed by the Company for the purpose of effecting offers and sales of securities on a continuous or delayed basis pursuant to Rule 415(a)(ix) or (x) under the Securities Act; (C) a registration relating to employee benefit plans (whether effected on Form S-8 or its successor); or (D) a registration effected on Form S-4 (or its successor). If at any time or from time to time while any Registrable Securities remain outstanding, the Company shall determine to register or shall be required to register any of its Common Stock, whether or not for its own account, the Company shall:

(i) provide to each Purchaser written notice thereof at least seven days prior to the filing of the Registration Statement by the Company in connection with such registration;

(ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Purchaser received by the Company within five days after the Company mails the written notice referred to above. The Company may withdraw the registration at any time. If a registration covered by this Section 4.1 is an underwritten registration on behalf of the Company, and the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (1) first, the securities the Company proposes to sell, (2) second, the Registrable Securities and other securities requested to be included in such registration, pro rata among the selling Purchasers and any other selling security holders on the basis of the number of Registrable Securities owned by each such Purchaser and other selling security holders. The Purchasers’ right to have Registrable Securities included in the first registration statement filed by the Company may be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Purchasers, but such deferral shall be only to the extent of such required exclusion as determined by the underwriter; and

(iii) if the registration is an underwritten registration, each Purchaser of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Purchaser that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of FINRA Questionnaires.

(c) Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company and Purchaser covenant and agree as follows:

(i) The foregoing registration rights shall be contingent on the Purchasers furnishing the Company with such appropriate information as the Company shall reasonably request, including (A) such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if it elects to have any of the Registrable Securities included in the Registration Statement. Each Purchaser agrees to furnish to the Company a completed selling security holder questionnaire (a “Questionnaire”) in the form provided to it by the Company not less than two Business Days prior to the filing date of such Registration Statement. The Company shall not be required to include the Registrable Securities of a Purchaser in a Registration Statement and shall not be required to pay any damages to such Purchaser who fails to furnish to the Company a fully completed Questionnaire at least two Business Days prior to the filing date. The Company may require each selling Purchaser to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by it and, if required by the Commission, the natural persons thereof that have voting and dispositive control over its shares of Common Stock.

(ii) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. Each Holder agrees that, upon receipt of any notice from the Company that it must suspend sales of Common

Stock pursuant to the Registration Statement, it will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

(iii) Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(iv) The Company shall indemnify each Purchaser of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including reasonable expenses reasonably incurred in investigating, preparing or defending against any claim) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (v) below.

(v) Each Purchaser owning Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including expenses reasonably incurred in investigating, preparing or defending against any claim) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising (A) from information furnished by or on behalf of such Purchaser, or their successors or assigns, for inclusion in such registration statement, or (B) as a result of use by the Purchaser of a registration statement that the Purchaser was advised to discontinue.

ARTICLE V

CONDITIONS OF CLOSING

5.1 Closing Conditions in Favor of the Purchasers. The obligation of each of the Purchasers to deliver the Purchase Price to the Company in connection with the Closing is subject to the satisfaction, or the waiver by such Purchaser, on or prior to such payment, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date hereof and as of the applicable Closing as though made on and as of such date (provided that representations and warranties which are confined to a specified date shall speak only as of such date).

(b) Performance. The Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(c) Required Approval. The Company shall have received all Required Approvals for the applicable Closing.

5.2 Closing Conditions in Favor of the Company. The entering into of this Agreement by the Company with each of the Purchasers, and the acceptance by the Company of such Purchaser’s Purchase Price, is subject to the satisfaction, or the waiver by the Company, at or prior to the applicable Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of such Purchaser contained herein shall be true and correct in all material respects as of the date hereof and as of the applicable Closing as though made on and as of such date.

(b) Accredited Investor Certificate. Such Purchaser shall have completed and executed and delivered the applicable Accredited Investor Certificate.

(c) Performance. Such Purchaser shall have performed, satisfied and complied with, in all material respects, all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by him, her or it at or prior to the applicable Closing.

(d) Required Approval. The Company shall have received all Required Approvals for the applicable Closing.

ARTICLE VI

COVENANTS

6.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

6.2 Securities Laws Disclosure; Publicity. The Company shall, by 5:30 p.m. (New York City time) on the fourth Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the form of this Agreement as an exhibit thereto. From and after the issuance of such Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to any Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchasers shall issue any such press release without the prior consent of the Company, with respect to any press release of any of the Purchasers, or without the prior consent of the Purchasers holding a majority of the Notes, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

6.3 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general business and working capital purposes, which usage may include, among other matters, the redemption of the Company’s outstanding shares of Series B Convertible Preferred Stock and Series C 15% Convertible Redeemable Preferred Stock.

6.4 Listing of Common Stock; Reporting Status. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on the Nasdaq Stock Market, and as soon as reasonably practicable, to list all of the shares of Common Stock issuable upon exercise of the Warrants thereon. Until the earlier of (i) the date on which the Purchaser shall have sold all of the Warrant Shares and (ii) the date on which the Purchaser may sell all of the Securities without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act (the “Reporting Period”), the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the

Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

6.5 Certain Transactions and Confidentiality. Each Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to Section 6.2. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to Section 6.2, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that unless a Purchaser possesses material, non-public information with respect to the Company, has entered into a confidentiality agreement with the Company, or otherwise is restricted in its trading activities with respect to the Company’s Common Stock, (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced; (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced; and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries relating to this Agreement after the initial disclosure of the transactions contemplated by this Agreement.

6.6 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

6.7 Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an affiliate of a Purchaser or to an entity managed by a Purchaser (provided, in such case the prospective transferee agrees in all such instances in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder), the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Purchaser, its Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (A) any breach or default in the performance by the Company of any covenant or agreement made by the Company in the this Agreement or in the other Transaction Agreements; (B) any breach of warranty or representation made by the Company in this Agreement or in the other Transaction Agreements; and (C) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

(b) Each Purchaser agrees to indemnify and hold harmless the Company, its Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of: (A) any breach or default in the performance by such Purchaser of any covenant or agreement made by such Purchaser in this Agreement or in the other Transaction Agreements; (B) any breach of warranty or representation made by such Purchaser in this Agreement or in the other Transaction Agreements; and (C) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

ARTICLE VIII

GENERAL

8.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before March 14, 2012; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

8.2 Confidentiality. The Purchasers acknowledge that due to certain of the covenants contained herein or in the other Transaction Agreements, from time to time the Purchasers may come into possession of confidential information of the Company, including material, non-public information relating to the Company. The Purchasers hereby agree that (i) they shall keep all such information strictly confidential, applying, at a minimum, the same degree of care as it does to protect its own confidential information of a similar nature; (ii) shall only use such information in connection with the transactions contemplated by this Agreement; and (iii) shall not disclose any of such information other than: (a) to the Purchaser’s employees, representatives, directors, attorneys, auditors, or Affiliates who are advised of the confidential nature of such information (so long as any of the foregoing persons agree to be bound by the provisions of this Section), (b) to the extent such information presently is or hereafter becomes available on a non-confidential basis from any source of such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities law), regulation, subpoena or judicial order or any administrative body or commission to whose jurisdiction the Purchasers are subject (provided that notice of such requirement or order shall be promptly furnished to the Company in advance of such disclosure), (d) to assignees or participants or prospective assignees or participants who agree to be bound by the provisions of this Section, or (e) with the Company’s prior written consent. The Purchasers agree to be responsible for any breach of this agreement by any of the persons identified in Section 8.2(iii). The Purchasers are aware that, under certain circumstances, the United States securities laws may prohibit a Person who has received material, non-public information from an issuer from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such other Person is likely to purchase or sell such securities.

8.3 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

8.4 Amendments; Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company and Purchasers representing a Majority in Interest, or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided that, in the case of waiver by or on behalf of all of the Purchasers, such written instrument shall be signed by Purchasers representing a Majority in Interest; and provided, further that any amendment that would (a) reduce the principal amount of any Note, (b) reduce the percentage in aggregate principal amount of Notes outstanding necessary to modify or amend the Notes; or (c) modify this Section 8.4 shall, in each case, require the approval of each Purchaser to which such amendment shall apply. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

8.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 8.5 prior to 5:00 p.m. (Eastern time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 8.5 on a day that is not a Business Day or later than 5:00 p.m. (Eastern time) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and e-mail addresses for such notices and communications are those set forth on the signature pages hereof, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by the relevant party hereto.

8.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

8.7 Entire Agreement. This Agreement, together with the Notes and Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such agreements and exhibits. At or after the Closing, and without further consideration, the parties hereto will make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as may be reasonably requested by any of the other parties hereto in order to give practical effect to the intention of the parties hereunder.

8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers representing a Majority in Interest (other than by merger, consolidation or sale of all or substantially all of the Company’s assets). A Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the “Purchasers.”

8.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person or entity.

8.10 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

8.12 Execution. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

8.13 Survival; Severability. All covenants and other agreements set forth in this Agreement shall survive the Closing for the respective periods set forth therein and if no such period is specified until the maturity date of the Notes. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

8.14 Interpretation. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of capital stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. The word “including”, whenever used in this Agreement, shall be deemed to be followed by the phrase “without limitation”.

8.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Agreement. Nothing contained herein or in any other Transaction Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been advised to retain its own representation, including its own separate legal counsel, in their review and negotiation of the Transaction Agreements.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AUTHENTIDATE HOLDING CORP.	Address for Notice: Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922 Attn: President
By:	Fax:
Name: O’Connell Benjamin
Title: Chief Executive Officer and President

With a copy to (which shall not constitute notice):

Becker & Poliakoff, LLP 45 Broadway 11th Floor New York, NY 10006 Attn: Michael Goldstein Fax: 212-557-0295

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

EIN Number:

Address for Notices to Purchaser:

Address for Delivery of certificated Securities for Purchaser (if not same as address for notices):

Subscription Amount: $

Securities Purchased, comprised of:

Principal Amount of Notes:

No. of Common Stock Warrants:

SCHEDULE A

ACCREDITED INVESTOR CERTIFICATE

This Accredited Investor Certificate is being delivered to the Company pursuant to the Purchase Agreement. Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Purchase Agreement. Investor agrees to furnish any additional information the Company deems necessary in order to verify the information provided below.

The Purchaser hereby acknowledges that the Company is relying on this Accredited Investor Certificate to determine the Purchaser’s suitability for investment in the Securities pursuant to the Securities Purchase Agreement (collectively, the “Investment”) and hereby represents and warrants and certifies that, as of the Closing, the Purchaser:

Category I	☐	The Purchaser is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 (excluding the value of such Purchaser’s principal residence).

Category II	☐	The Purchaser is a corporation, partnership, business trust or a non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

Category III	☐

The Purchaser is an individual (not a partnership, corporation, etc.) who reasonably expects an individual income in excess of $200,000 in the current year and had an individual income in excess of $200,000 in each of the last two years (including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of the Purchaser’s spouse or other family members and any unrealized capital appreciation);

Or

	☐	The Purchaser is an individual (not a partnership, corporation, etc.) who, together with his or her spouse, reasonably expects joint income in excess of $300,000 for the current year and had joint income in excess of $300,000 in each of the last two years (including foreign income, tax exempt income and the full amount of realized capital gains and losses).

Category IV	☐	The Purchaser is a director or executive officer of the Company.

Category V	☐	The Purchaser is a bank, savings and loan association or credit union, insurance company, registered investment company, registered business development company, licensed small business investment company, or employee benefit plan within the meaning of Title 1 of ERISA whose plan fiduciary is either a bank, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

Describe entity:

Category VI	☐	The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

Category VII	☐	The Purchaser is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (a person who either alone or with his or her purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment). A copy of the declaration of trust or trust agreement and a representation as to the sophistication of the person directing purchases for the trust is enclosed.

Category VIII	☐	The Purchaser is a self directed employee benefit plan for which all persons making investment decisions are “accredited investors” within one or more of the categories described above.

Category IX	☐	The Purchaser is an entity in which all of the equity owners are “accredited investors” within one or more of the categories described above. If relying upon this category alone, each equity owner must complete a separate copy of this agreement.

	☐	Describe entity:

Category X	☐	The Purchaser does not come within any of the Categories I – IX set forth above.

IN WITNESS WHEREOF, the Purchaser has duly executed this Accredited Investor Certificate as of the Closing.

IF THE PURCHASER IS AN ENTITY:

(Name of Entity – Please Print)

By:

Name:

Title:

IF THE PURCHASER IS AN INDIVIDUAL:

(Name – Please Print)

(Signature)

(Address)

(Telephone)

(Facsimile)

(E-Mail)

EXHIBIT A

FORM OF NOTE

EXHIBIT B

FORM OF CLASS A COMMON STOCK PURCHASE WARRANT

Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of March 9, 2012 by Authentidate Holding Corp., a Delaware corporation (the “Company”) and the holders of the Company’s Senior Secured Notes (the “Notes”) issued from time to time under the Purchase Agreement (defined below) (each, a “Secured Party” and together, the “Secured Parties”). This Agreement is being executed and delivered by the Company and the Secured Parties in connection with that certain Purchase Agreement, dated as of the date first set forth above (the “Purchase Agreement”), by and among the Company and the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the Purchase Agreement, the Secured Parties have agreed to purchase from the Company, and the Company has agreed to sell to the Secured Parties, the Notes, pursuant to the terms of the Purchase Agreement;

WHEREAS, the Company shall derive substantial direct and/or indirect benefits from the transactions contemplated by the Purchase Agreement; and

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Notes, the Company has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Company to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes.

NOW, THEREFORE, in consideration of the foregoing, the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Secured Party and the Company hereby agree as follows.

SECTION I

DEFINITIONS

Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following personal property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i) All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company’s businesses and all improvements thereto; and (B) all inventory;

(ii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by the Company), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

(iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit; and

(iv) All documents, letter-of-credit rights, instruments and chattel paper; all commercial tort claims; all deposit accounts and all cash (whether or not deposited in such deposit accounts); all investment property; all supporting obligations; and all files, records, books of account, business papers, and computer programs; and all the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

Notwithstanding the foregoing, none of the following items will be included in the Collateral: (a) assets if the granting of a security interest in such asset would (I) be prohibited by applicable law (but proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC, shall not be deemed excluded from the Collateral regardless such prohibition), or (II) be prohibited by contract (except to the extent such prohibition is overridden by UCC Section 9-408) (but proceeds and receivables thereof shall not be deemed excluded from the Collateral regardless of such prohibition); (b) any property and assets, the pledge of which would require approval, license or authorization of any governmental body, unless and until such consent, approval, license or authorization shall have been obtained or waived; (c) assets in circumstances where Secured Party reasonably determines that the cost, burden or consequences (including adverse tax consequences) of obtaining or perfecting a security interest in such assets is excessive in relation to the practical benefit afforded thereby; provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv)

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all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

(c) “Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

(d) “Majority in Interest” shall mean the holders of fifty-one percent (51%) or more of the then outstanding principal amount of all then outstanding Notes at the time of such determination.

(e) “Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(a) of the Purchase Agreement.

(f) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company to the Secured Parties, including, without limitation, all obligations under this Agreement and the Notes, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company from time to time under or in connection with this Agreement or the Notes; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

(g) “Permitted Indebtedness” means (A) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by the Notes, which Indebtedness does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until after the maturity date of the Notes; (B) Indebtedness secured by Permitted Liens, including without limitation Indebtedness incurred in connection with arrangements contemplated by clauses (v) through (vii) of the definition of the term “Permitted Liens”; (C) Indebtedness to trade creditors or for professional services incurred in the ordinary course of business; (D) extensions, refinancings and renewals of any items of Permitted Indebtedness described above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiaries, as the case may be; and (E) Indebtedness outstanding immediately prior to the execution of this Agreement. Permitted Indebtedness shall include, without limitation, (i) the principal amount of such Indebtedness, (ii) unpaid accrued interest thereon, and (iii) subject to clause (D) of this definition, all other obligations of the Company arising out of the Permitted Indebtedness now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against the Company of any bankruptcy, reorganization or similar proceeding.

(h) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law,

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such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith, (iv) Liens securing the Company’s obligations under the Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) any Lien securing debt obligations consisting of working capital credit facilities, whether or not revolving, obtained on commercially reasonable terms and secured only by the Company’s and/or its Subsidiaries’ accounts receivable and/or inventory; (vii) Liens in existence immediately prior to the execution of this Agreement; (viii) Liens securing Permitted Indebtedness; (ix) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (xi) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default, and (xii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase.

(i) “Security Agent” means the Person appointed in writing by the Majority in Interest in accordance with the provisions of this Agreement to enforce the rights and remedies of the Secured Parties, subject to the terms and conditions of this Agreement.

(j) “Subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

(k) “Transaction Documents” means this Agreement, the Purchase Agreement, the Notes and the Warrants issued pursuant to the Purchase Agreement.

(l) “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.

SECTION II

COLLATERAL; OBLIGATION SECURED

Section 2.1 Grant and Description. In order to secure the full and complete payment and performance of the Obligations when due, the Company hereby grants to each Secured Party, subject to the Permitted Liens, a first priority security interest in all of the Company’s rights, titles, and interests in and to the Collateral (the “Security Interest”) and subject to the Permitted Liens, pledges, collaterally transfers, and assigns the Collateral to the Secured Parties, all upon and subject to the terms and conditions of this Security Agreement; provided, however, that each Secured Party shall subordinate from time to time upon the Company’s request its Security Interests granted in such Collateral to any Lien(s) granted by the Company or any of its Subsidiaries to unaffiliated third parties which constitutes Permitted Liens contemplated within clauses (v) through (vii) of the definition of Permitted Liens. If the grant,

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pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract or by law, then the Security Interest created hereby nonetheless remains effective to the extent allowed by such contract, the UCC or other applicable laws, but is otherwise limited by that prohibition. The Security Interest granted herein shall terminate in accordance with Section 9.1 hereof.

Section 2.2 Financing Statements; Further Assurances.

(a) The Company hereby agrees to file promptly following the execution of this Agreement and the closing of the transactions contemplated under the Purchase Agreement, and thereafter from time to time upon the reasonable request of the Majority in Interest, to file in any UCC jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the state or such jurisdiction or whether such assets are included in the Collateral hereunder, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Article 9 of the UCC of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization, and any organization identification number issued to the Company.

(b) The Company hereby agrees to file with the U.S. Patent and Trademark Office promptly following the execution of this Agreement and the closing of the transactions contemplated under the Purchase Agreement, financing statements and/or patent security agreements in the form necessary to record the Liens granted hereunder to the Secured Parties on the Company’s patents and patent applications.

(c) Until the Obligations are paid and performed in full, the Company covenants and agrees that it will, at its own expense and upon the reasonable request of the Majority in Interest or the Security Agent if one has been duly appointed at such time, but in all cases subject to the rights of the grantees of the Permitted Liens: (i) after an Event of Default, file or cause to be filed such applications and take such other actions as the Majority in Interest or a duly appointed Security Agent may reasonably request to obtain the consent or approval of any governmental authority to the rights of the Secured Parties and the Security Agent hereunder, including, without limitation, the right to sell all the Collateral upon an Event of Default without additional consent or approval from such governmental authority; (ii) from time to time, either before or after an Event of Default, promptly execute and deliver to the duly appointed Security Agent all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as the Majority in Interest or duly appointed Security Agent may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Agreement; and (iii) either before or after an Event of Default, pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interest.

SECTION III

COVENANTS

Section 3.1 Duties of the Company Regarding Collateral. At all times from and after the date hereof and until the Notes have been paid in full or this Agreement is sooner terminated, the Company agrees that it shall:

(a) Preserve the Collateral in good condition and order (ordinary wear and tear excepted) and not permit it to be abused or misused;

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(b) Not allow any of the Collateral to be affixed to real estate, except for any property deemed to be fixtures;

(c) Maintain good and complete title to the Collateral subject only to Permitted Liens;

(d) Keep the Collateral free and clear at all times of all Liens other than Permitted Liens;

(e) Take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that each Secured Party’s security interest in the Collateral (other than the Permitted Liens) shall not become subordinate or junior to the security interests, Liens or claims of any other Person;

(f) Except as permitted pursuant to this Agreement, refrain from selling, assigning or otherwise disposing of any of the Collateral or moving or removing any of the Collateral, without obtaining the prior written consent of the Majority in Interest, or until all of the Obligations have been fully performed and paid in full; provided, however, that concurrently with any disposition permitted by this Section 3.1(f), (x) the security interest granted hereby shall automatically be released from the Collateral so disposed, and (y) the security interest shall continue in the Proceeds (as defined in the UCC) of such Collateral or any property purchased with such Proceeds; and provided further, that, the Secured Parties shall execute and deliver, at the Company’s sole cost and expense, any releases or other documents reasonably requested by the Company, that is in form and substance reasonably acceptable to the executing party, confirming the release of the security interest in that portion of the Collateral that is the subject of a disposition permitted by this Section 3.1(f);

(g) Promptly provide to the Secured Parties such financial statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Majority in Interest may reasonably request from time to time;

(h) Maintain, at the place where the Company is entitled to receive notices under the Notes, a current record of where all material Collateral is located, permit representatives of the duly appointed Security Agent at any time, upon reasonable prior written notice during normal business hours to inspect and make abstracts from such records (provided, that so long as no Event of Default exists, Security Agent shall conduct such inspections no more frequently than semi-annually);

(i) Promptly notify the Secured Parties if any Event of Default (as hereinafter defined) occurs; and

(j) In accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its accounts, as and when due, any and all amounts owing under such accounts.

For purposes of clarity, nothing in this Agreement, including without limitation the restrictions set forth in Section 3.1(f) of this Agreement, shall be construed as restricting the Company and its Subsidiaries from (I) granting licenses or sublicenses to any of the Collateral which constitutes Intellectual Property; (II) from licensing or selling, directly or indirectly, any inventory or other property sold or disposed of in the ordinary course of business and on ordinary business terms); (III) from engaging in joint ventures, strategic alliances or other similar arrangements for bona fide business purposes consistent with industry practices; or (IV) from entering into transactions contemplated by the definition of Permitted Liens.

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Section 3.2 Duties with Respect to Intellectual Property. At all times from and after the date hereof and until the Notes have been paid in full or this Agreement is sooner terminated, the Company agrees that it shall:

(a) Except to the extent that failure to act is not reasonably be expected to have a Material Adverse Effect, take all commercially reasonable steps necessary to (x) maintain the validity and enforceability of any Intellectual Property in full force and effect and (y) pursue the application, obtain the relevant registration and maintain the registration of each of its patents, trademarks and copyrights, including, without limitation, by the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except to the extent that failure to act is not reasonably be expected to have a Material Adverse Effect, not do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except to the extent that failure to act is not reasonably be expected to have a Material Adverse Effect, take all commercially reasonable steps to preserve and protect each item of its Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the trademarks, consistent with the quality of the products and services as of the date hereof, and taking all commercially reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

Notwithstanding the foregoing provisions of this Section 3.2 or anything to the contrary elsewhere in this Security Agreement, nothing in this Security Agreement shall prevent the Company or its Subsidiaries from discontinuing the use or maintenance of any of its Intellectual Property, the enforcement of its license agreements or the pursuit of actions against infringers, if they determine in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

Section 3.3 Other Encumbrances. At all times after the date hereof and until such time as there are no Obligations due to the Secured Parties or this Agreement is sooner terminated, the Company shall, subject to the rights of the holders of the Permitted Liens: (i) defend its title to, and each Secured Party’s interest in, the Collateral against all claims, (ii) take any action necessary to remove any encumbrances on the Collateral other than Permitted Liens, and (iii) defend the right, title and interest of each Secured Party in and to any of the Company’s rights in the Collateral.

Section 3.4 Change Name or Location. At all times after the date hereof and until such time as there are no Obligations due to the Secured Parties or this Agreement is sooner terminated, the Company shall not, except upon 10 days’ prior written notice to the Secured Parties, change its company name or conduct its business under any name other than that set forth herein or change its jurisdiction of organization or incorporation, chief executive office, place of business from the current location.

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SECTION IV

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to each Secured Party as follows:

Section 4.1 Title to Collateral. The Company is the owners of and has good and marketable title to, or has a valid and subsisting leasehold interest in, all of the Collateral.

Section 4.2 No Other Encumbrances. Other than the Permitted Liens, the Company has not granted, nor will it grant, a security interest in the Collateral to any other individual or entity, and to the actual knowledge of the Company, such Collateral is free and clear of any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or other arrangement, other than the Permitted Liens.

Section 4.3 Authority; Enforceability. The Company has the authority and capacity to perform its obligations hereunder, and this Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or general equitable principles, whether applied in law or equity.

Section 4.4 Company Name; Place of Business; Location of Collateral. The Company’s true and correct company name, all trade name(s) under which it conducts its business, its jurisdiction of organization or incorporation and each of its chief executive offices, its place(s) of business and the locations of the Collateral or records relating to the Collateral are set forth in Schedule I hereto. The Company’s place of business and chief executive office is where the Company is entitled to receive notices hereunder; the present and foreseeable location of the Company’s books and records concerning any of the Collateral that is accounts is as set forth on Schedule I hereto, and the location of all other Collateral, including, without limitation, the Company’s inventory and equipment is as set forth on Schedule I hereto.

Section 4.5 Perfection; Security Interest. For Collateral in which the Security Interest may be perfected by the filing of financing statements, once those financing statements have been properly filed in the appropriate jurisdictions, the Security Interest in such Collateral will be fully perfected, subject only to Permitted Liens. Other than the financing statements and with respect to this Agreement, to the actual knowledge of the Company, there are no other financing statements or control agreements covering any Collateral, other than those evidencing Permitted Liens.

SECTION V

EVENTS OF DEFAULT

Section 5.1 Events of Default Defined. The occurrence of any of the following events prior to the termination or expiration of this Agreement shall constitute an event of default under this Agreement (each, an “Event of Default”):

(a) The failure of the Company to perform or comply in a material respect with any act, duty or obligation required to be performed under this Agreement if such failure is not remedied within thirty (30) days after the Company receives written notice of such failure from the Majority in Interest or a duly appointed Security Agent;

(b) If any of the representations or warranties of the Company set forth in this Agreement shall prove to have been incorrect in any material respect when made, or becomes incorrect in any material respect and, if subject to cure, is not cured within thirty (30) days after the Company receives written notice from the Majority in Interest or duly appointed Security Agent;

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(c) If any material portion of the Collateral shall be damaged, destroyed or otherwise lost and such damage, destruction or loss is not covered by insurance; or

(d) If an “Event of Default” as defined in the Notes shall have occurred and is continuing.

Section 5.2 Rights and Remedies Upon Default. If an Event of Default exists and is continuing, the Majority in Interest shall appoint a Security Agent in accordance with the terms of this Agreement and such Security Agent shall, at its election (but subject to Section 7 below and to the terms and conditions of the Transaction Documents), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Transaction Documents, at law, in equity, or otherwise, including, without limitation, (a) requiring the Company to assemble all or part of the Collateral and make it available to the Security Agent at a place to be designated by the Security Agent which is reasonably convenient to the Company, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and the Company hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Security Agent under this Security Agreement.

Section 5.3 Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Company, the holders of Permitted Liens, and to any other person or entity entitled to notice under the UCC. It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

Section 5.4 Allocation of Proceeds. The Security Agent may determine the order in which to apply funds received by it hereunder (e.g., the Security Agent may determine to apply funds first to expenses, second to interest and third to principal or the it may determine to apply funds first to interest, second to expenses and third to principal).

SECTION VI

ADDITIONAL REMEDIES

Section 6.1 Additional Remedies. Subject to Section 7, if an Event of Default exists and is continuing, the Company shall:

(a) Endorse any and all documents evidencing any Collateral (other than any Collateral if and to the extent subject to the Permitted Liens) to each Secured Party, or as otherwise instructed by the Security Agent, and notify any payor that said documents have been so endorsed and that all sums due and owing pursuant to them should be paid directly to such Secured Party, or as otherwise instructed by the Security Agent;

(b) Turn over to the Security Agent, or as otherwise instructed by the Security Agent, copies of all documents evidencing any right to collection of any sums due to the Company arising from or in connection with any of the Collateral;

(c) Take any action reasonably required by a Secured Party with reference to the Federal Assignment of Claims Act; and

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(d) Keep all of its books, records, documents and instruments relating to the Collateral in such manner as the Secured Parties may require.

SECTION VII

SUBORDINATION OF LIENS

Section 7.1 Subordination of Liens. The Secured Parties acknowledge that it may be a requirement of the grantees of the Permitted Liens, that the liens or security interests securing the Notes be subordinate and junior to the Permitted Liens. Accordingly, and notwithstanding anything contained herein or in the other Transaction Documents, the Secured Parties and Security Agent hereby covenant and agree with the Company as follows:

(a) Acknowledgment. The Secured Parties hereby acknowledge and agree that the Company has granted and may subsequently grant, from time to time, Permitted Liens. The Secured Parties acknowledge and agree that the security interest granted to them in the Collateral hereunder is subordinated to the respective Permitted Liens in the Collateral as contemplated by clauses (v) through (vii) in the definition of Permitted Liens (the “Senior Permitted Liens”); and that as between all Secured Parties, the Security Interest granted to each Secured Party under this Agreement is pari passu with the Security Interests of the other Secured Parties, all in the manner and pursuant to the terms set forth in this Section 7.

(b) Priority of Liens. The Secured Parties hereby confirm that regardless of the relative times of attachment or perfection thereof, and regardless of anything in any Transaction Document to the contrary, any Senior Permitted Liens granted by the Company in all or any part of the Collateral shall in all respects be first and senior security interests and Liens, superior to any security interests or Liens at any time granted to the Secured Parties in such Collateral, and as between all Secured Parties, the security interests granted to the Secured Parties hereunder are in all respects pari passu security interests and Liens in the Collateral. The priorities specified herein are applicable irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing of financing statements. The Secured Parties agree not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding, subordinating or contesting in any judicial or other proceeding, including, without limitation, any proceeding involving the Company, the priority, validity, extent, perfection or enforceability of any Senior Permitted Liens in all or any part of the Collateral. The Secured Parties further covenant and agree that they shall not, and they shall not instruct, authorize or otherwise permit or consent to allowing the Security Agent to, take any action that is in violation of, or inconsistent with, the provisions of Section 7.

(c) Release of Collateral. If, in connection with the exercise by any of the holders of Senior Permitted Liens of their rights and remedies in respect of the Collateral, such holders release any of its or their Senior Permitted Liens on any part of the Collateral, then the Liens, if any, of the Secured Parties, shall be automatically, unconditionally and simultaneously released; provided, that after the Senior Permitted Liens have been satisfied, the balance, if any, of the proceeds of such Collateral shall be applied to the Obligations for the benefit of the Secured Parties on a pari passu basis. The Secured Parties shall, or shall cause a duly appointed Security Agent to, promptly execute and deliver to the Company such termination statements, releases and other documents as it may reasonably require to effectively confirm such release.

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SECTION VIII

SECURITY AGENT

Section 8.1 Appointment. The Secured Parties, by their acceptance of the benefits of the Agreement, hereby agree that prior to declaring an Event of Default or exercising any of their rights hereunder in connection with any Event of Default, to designate in writing a Person to act as their representative to act as the security agent in accordance with the terms of this Agreement (the “Security Agent”). The Secured Parties agree that the act of the Majority in Interest in appointing the Security Agent shall be sufficient in all respects to rightfully appoint the Security Agent hereunder. Each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of Security Agent as its agent hereunder, (b) to confirm that the Security Agent shall have the authority to act as the exclusive agent of such Person for the enforcement of any provisions of this Agreement against the Company, the exercise of remedies hereunder and the giving or withholding of any consent or approval hereunder relating to any Collateral or the Company’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement against the Company, to exercise any remedy hereunder or to give any consents or approvals hereunder except as expressly provided in this Agreement or in the Notes and (d) to agree to be bound by the terms of this Agreement. The appointment of the Security Agent shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Security Agent. The Security Agent may perform any of its duties hereunder by or through its agents or employees.

Section 8.2 Nature of Duties. The Security Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Security Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or in connection herewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Security Agent shall be mechanical and administrative in nature; the Security Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of the Company or any Secured Party; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

Section 8.3 Lack of Reliance on the Security Agent. Independently and without reliance upon the Security Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Secured Party’s investment in the Company, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Security Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Security Agent shall not be responsible to the Company or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Company or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Company, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Transaction Documents.

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Section 8.4 Certain Rights of the Security Agent. The Security Agent shall have the right to take any action with respect to the Collateral permitted by this Agreement, on behalf of all of the Secured Parties. To the extent practical, the Security Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of a Majority in Interest; if such instructions are not provided despite the Security Agent’s request therefor, the Security Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Security Agent; and the Security Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Security Agent as a result of the Security Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Security Agent pursuant to the foregoing and (b) the Security Agent shall not be required to take any action which the Security Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

Section 8.5 Reliance. The Security Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Security Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Company or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

Section 8.6 Indemnification. To the extent that the Security Agent is not reimbursed and indemnified by the Company, the Secured Parties will jointly and severally reimburse and indemnify the Security Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Security Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Security Agent’s own gross negligence or willful misconduct. Prior to taking any action hereunder as Security Agent, the Security Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Security Agent for costs and expenses associated with taking such action.

Section 8.7 Resignation by the Security Agent.

(a) The Security Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days’ prior written notice (as provided in the Agreement) to the Company and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Security Agent pursuant to clauses (b) and (c) below.

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(b) Upon any such notice of resignation, the Secured Parties, acting by a Majority in Interest, shall appoint a successor Security Agent hereunder.

(c) If a successor Security Agent shall not have been so appointed within said 30-day period, the Security Agent shall then appoint a successor Security Agent who shall serve as Security Agent until such time, if any, as the Secured Parties appoint a successor Security Agent as provided above. If a successor Security Agent has not been appointed within such 30-day period, the Security Agent may petition any court of competent jurisdiction or may interplead the Company and the Secured Parties in a proceeding for the appointment of a successor Security Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand.

Section 8.8 Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Security Agent (i) that it shall not, and shall not attempt to, independently exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Security Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents. Upon the acceptance of any appointment as Security Agent hereunder by a successor Security Agent, such successor Security Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Security Agent and the retiring Security Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Security Agent’s resignation or removal hereunder as Security Agent, the provisions of the Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Agent.

SECTION IX

MISCELLANEOUS

Section 9.1 Termination and Release. This Agreement, and the Liens created by this Agreement shall automatically terminate in all respects upon the first to occur of (i) commencing on the date of this Agreement, such date that the Company or its Subsidiaries sells a total of 6,000 additional units of its remote patient monitoring devices, as such devices are currently in existence or as may be modified hereafter, or (ii) upon the full and final payment by the Company of the Notes. Further, the Liens created by this Agreement on any of the Collateral shall be automatically released if the Company disposes of such Collateral pursuant to a transaction permitted by the Notes or otherwise consented to by the Security Agent or the Majority in Interest. In connection with any termination or release pursuant to this Section 9.1, the Majority in Interest shall, or shall cause any duly appointed Security Agent to, promptly execute and deliver to the Company all documents that the Company shall reasonably request to evidence such termination or release.

Section 9.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

Section 9.3 Continuing Security Interest; Successors. This Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligations are paid

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and performed in full or this Agreement is sooner terminated in accordance with Section 9.1; and (ii) inure to the benefit of and be enforceable by Secured Parties and their successors, transferees, and assigns. Each Secured Party may assign its rights hereunder in connection with any private sale or transfer of its Note in accordance with the terms of the Purchase Agreement and applicable law, in which case the term “Secured Party” shall be deemed to refer to such transferee as though such transferee was an original signatory hereto.

Section 9.4 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. The Company hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Section 9.5 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 9.6 Notices. Any notice to the Company or to a Secured Party shall be given in the manner set forth in the Purchase Agreement; provided that a Secured Party, if not a party to such Purchase Agreement, shall provide the Company with its proper delivery instructions for notices. Either party may, by notice given in accordance with the Purchase Agreement, change the address to which notices, demands and requests shall be sent to such party. Any notice to be given by the Company to the Security Agent shall be given in the manner provided for in the Purchase Agreement, and delivered to such address as the Company is instructed by the Security Agent.

Section 9.7 Entire Agreement; Amendments; Waivers. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by Company and the Majority in Interest, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. The Secured Parties shall not, by any act, any failure to act or any delay in acting be deemed to have (i) waived any right or remedy under this Agreement, or (ii) acquiesced in any Event of Default or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, any right, power or privilege of the Secured Parties under this Agreement shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise of any other right, power or privilege. A waiver by a Secured Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.

Section 9.8 Multiple Counterparts. This Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

Section 9.10 Cumulative Remedies. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

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Section 9.11 Waivers. The Company acknowledges that the Obligations arose out of a commercial transaction and hereby knowingly waives any right to require the Secured Parties to (i) proceed against any person or entity, (ii) proceed against any other collateral under any other agreement, (iii) pursue any other remedy available to the Secured Parties, or (iv) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

Section 9.12 Release. No transfer or renewal, extension, assignment or termination of this Agreement or of any instrument or document executed and delivered by the Company to the Secured Parties, nor additional advances made by the Secured Parties to the Company, nor the taking of further security, nor the retaking or re-delivery of the Collateral by the Secured Parties nor any other act of the Secured Parties shall release the Company from any Obligation, except a release or discharge executed in writing by the Majority in Interest or Security Agent with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Notes. At such time the Obligations have been satisfied in full, the Majority in Interests or Security Agent (if one had been appointed) shall execute and deliver to the Company all assignments and other instruments as may be reasonably necessary or proper to terminate the Secured Parties’ security interest in the Collateral, subject to any disposition of the Collateral that may have been made by or on behalf of the Secured Parties pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if the Company enters into any bankruptcy or similar proceeding at a time when any amount paid to the Secured Parties could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the Company and the Secured Party have duly executed this Agreement as of the date first written above.

AUTHENTIDATE HOLDING CORP.

By:
Name: O’Connell Benjamin
Title: Chief Executive Officer

SIGNATURE PAGE TO SECURITY AGREEMENT

SIGNATURE PAGE TO SECURITY AGREEMENT

SECURED PARTY:

[		]

By:
Name:
Title:

Schedule I

List of Collateral Locations, Executive Offices and

Jurisdiction of Organization or Incorporation of Obligors

Company Name:	Authentidate Holding Corp.

Executive Officers:	O’Connell Benjamin – President and Chief Executive Officer
William A. Marshall – Chief Financial Officer and Treasurer

Jurisdiction of Incorporation:	Delaware

Subsidiaries of Company:	Authentidate, Inc.
300 Connell Drive, 5th Floor
Berkeley Heights, NJ 07922

Express MD Solutions, LLC
300 Connell Drive, 5th Floor
Berkeley Heights, NJ 07922

Location of Collateral and/or related records:

Exhibit 10.3

SERIES C CONSENT AND VOTING AGREEMENT

THIS SERIES C CONSENT AND VOTING AGREEMENT (this “Agreement”) is made and entered into as of March 9, 2012, by and among AUTHENTIDATE HOLDING CORP., a Delaware corporation (“Company”), and the undersigned holders of the Company’s Series C 15% Convertible Redeemable Preferred Stock (each, a “Stockholder” and, collectively, the “Stockholders”).

Preamble

WHEREAS, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of the Company’s Series C 15% Convertible Redeemable Preferred Stock (the “Series C Shares”) as is indicated on the signature page of this Agreement;

WHEREAS, the Company and the holders of a majority in interest of the Series C Shares wish to amend, subject to the consent of the holders of the Company’s common stock, certain terms and conditions of the Certificate of Designation (as defined below);

WHEREAS, the pursuant to the Certificate of Designation, the Company may not amend, alter or repeal any provisions of the Series C Shares or Certificate of Designation so as to materially adversely affect any of the preferences, rights, powers or privileges of the Series C Shares or the holders thereof without the consent of at least the Majority Holders (as defined below);

WHEREAS, the undersigned Stockholders own, beneficially or of record, at least a majority of the Series C Shares presently outstanding; and

In consideration of the proposed amendments to the Certificate of Designation, the Stockholders desire to agree to vote the Series C Shares over which Stockholder has voting power so as to facilitate the consummation of the transactions as described herein.

NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

1. Certain Definitions.

(a) For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“2010 Securities Purchase Agreement” means that certain securities purchase agreement entered into among the Company and the original holders of the Series C Shares as of October 12, 2010.

“Certificate of Designation” means this Certificate of Designations, Preferences and Rights and Number of Shares of Series C 15% Convertible Redeemable Preferred Stock.

“Constructive Sale” means with respect to any security a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits and risks of ownership.

“Conversion Amendment” shall have the meaning ascribed to such term in Section 2.1 of this agreement.

“Extension Amendment” shall have the meaning ascribed to such term in Section 2.2 of this Agreement.

“Extension Warrants” shall have the meaning ascribed to such term in Section 2.2(c) of this Agreement.

“Majority Holders” means the holders of a majority of the Series C Shares outstanding at the time of such determination.

“Maturity Date” shall have the meaning ascribed to such term in the Certificate of Designation.

“Proposed Amendments” shall mean collectively, the Conversion Amendment and the Extension Amendment, as such terms are defined in Section 2.1 and 2.2 of the Agreement.

“Series C Holder” means a beneficial owner of Series C Shares.

“Shares” means, with respect to any Stockholder, all Series C Shares owned, beneficially or of record, by such Stockholder as of the date hereof.

“Stockholders Meeting” shall mean a meeting of stockholders of the Company convened for the purposes of approving the Proposed Amendments, and any adjournment or postponement thereof.

“Trading Day” means a day on which the principal market on which the Company’s Common Stock is listed for trading is open for trading, which principal market, as of the date hereof is the Nasdaq Capital Market.

“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Amendment of Certificate of Designation. The Stockholders and Company hereby agree, approve, ratify, and adopt in all respects, subject to the approval of the holders of the Company’s common stock in accordance with the applicable provisions of the Delaware General Corporation Law, the following amendments to the Certificate of Designation in accordance with the terms and conditions set forth herein.

2.1 Conversion Amendment. If approved by the holders of the Company’s common stock in accordance with the applicable provisions of the Delaware General Corporation Law, the Stockholders hereby agree, approve, ratify, and adopt in all respects an amendment to the definition of “Conversion Rate” in the Certificate of Designation to change the conversion rate stated therein to $0.50 (the “Conversion Amendment”), and that such definition shall read, as amended, as follows: “‘Conversion

Rate’ means the rate at which shares of Common Stock shall be delivered upon the conversion of the shares of Series C Preferred Stock, which shall be initially $0.50, subject to the adjustment in accordance with Section 6 of this Certificate of Designation”.

(a) The Stockholders agree and acknowledge that in the event that the Conversion Amendment is approved by the holders of the Company’s common stock and the Majority Holders, then the Company shall file a Certificate of Amendment to the Certificate of Designation with the Secretary of State of the State of Delaware in accordance with Section 2.1 of this Agreement solely to implement the Conversion Amendment promptly following the Stockholders Meeting. In such event, the Extension Amendment will not be implemented by the Company (and no Extension Warrants shall be issued), even if it is otherwise approved by the holders of the Company’s common stock.

2.2 Extension Amendment. Solely in the event that the holders of the Company’s common stock do not approve the Conversion Amendment, and if the matters described in this Section 2.2 are approved by the holders of the Company’s common stock in accordance with the applicable provisions of the Delaware General Corporation Law, the Stockholders hereby agree, approve, ratify, and adopt in all respects the following amendments to the Certificate of Designation (such amendments may be referred to herein as the “Extension Amendment”):

(a) the definition of “Maturity Date” in the Certificate of Designation is hereby amended to extend the maturity date to April 12, 2013, and such definition shall read, as amended, as follows: “‘Maturity Date’” means the date that is the 30 month anniversary of the Original Issue Date, which date is agreed to be April 12, 2013.”; and

(b) Section 3(a) of the Certificate of Designation is hereby amended and restated to provide that upon the effectiveness of the Extension Amendment, the dividend rate of the Series C Preferred Stock shall increase from 15% of the Stated Value (as defined in the Certificate of Designation) per annum to 20% of the Stated Value per annum; and as amended and restated, Section 3(a) of the Certificate of Designation shall read as follows:

“(a) Subject to the limitations described below, Holders of shares of Series C Preferred Stock will be entitled to receive out of funds of the Corporation legally available for payment, dividends in cash, or in the event of a Mandatory Conversion, in additional shares of Common Stock of the Corporation, at a rate of 15% of the Stated Value per annum; provided, however, that effective upon the filing of this Certificate of Amendment, Holders of shares of Series C Preferred Stock will be entitled to receive out of funds of the Corporation legally available for payment, dividends in cash, or in the event of a Mandatory Conversion, in additional shares of Common Stock of the Corporation, at a rate of 20% of the Stated Value per annum for the period commencing on April 13, 2012 through the Maturity Date. Dividends shall be payable on the first to occur of either (i) the date upon which Mandatory Conversion occurs or (ii) the Maturity Date. Dividends will be cumulative from the Original Issue Date and will be payable to holders of record as they appear on the stock books of the Corporation on the tenth business day prior to the dividend payment date. If any dividend payment date is not a business day, such dividend payment date shall be the next succeeding Business Day.”

(c) In the event that the holders of the Company’s common stock and the Majority Holders do not approve the Conversion Amendment and approve the Extension Amendment, then the Company shall file a Certificate of Amendment to the Certificate of Designation with the Secretary of State of the State of Delaware to effect the Extension Amendment promptly following the Stockholders Meeting and on such date the Company shall issue to the Series C Holders warrants to purchase an aggregate of 1,650,000 shares of common stock of the Company (the “Extension Warrants”). The number of Extension Warrants to be issued to each Series C Holder shall be determined pro rata, based on the number of Series C Shares held by each Series C Holder as of the date of issuance of the Extension Warrants. It is agreed that the Extension Warrants shall be exercisable for a period of 54 months, commencing six months following the date of issuance, at an exercise price equal to 101% of the closing bid price of the Company’s Common Stock, as reported on the Nasdaq Stock Market, on the Trading Day immediately preceding the date of the Stockholders Meeting and such Extension Warrants shall be in the form attached as Annex A to this Agreement.

(d) In the event that the Extension Amendment is approved by the holders of the Company’s common stock and Majority Holders and is thereafter implemented by the Company, then the Company and the Stockholders hereby agree and acknowledge that the Company shall thereafter continue to seek approval of its common stockholders in accordance with the terms and conditions specified in the 2010 Securities Purchase Agreement for (i) the conversion of the Series C Shares and (ii) if necessary, the exercise of the warrants issued pursuant to the 2010 Securities Purchase Agreement, in compliance with the listing rules of the Nasdaq Stock Market.

3. Transfer and Voting Restrictions.

(a) At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined below), each Stockholder shall not, except as the result of the death of such Stockholder, Transfer any of the Shares owned by such Stockholder, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto.

(b) Each Stockholder understands and agrees that if such Stockholder attempts to Transfer, vote or provide any other person with the authority to vote any of the Shares owned by such Stockholder other than in compliance with this Agreement, the Company shall not, and each Stockholder hereby unconditionally and irrevocably instructs the Company not to, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Shares owned by such Stockholder or (iii) record such vote unless and until such Stockholder shall have complied with the terms of this Agreement.

(c) From and after the date hereof, except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, each Stockholder will not commit any act that would restrict his legal power, authority and right to vote all of the Shares then owned of record or beneficially by him or otherwise prevent or disable such Stockholder from performing any of his obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, from and after the date hereof, each Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Shares owned by such Stockholder, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of such Shares, deposit any of such Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting such Stockholder’s legal power, authority or right to vote such Shares in favor of the amendments to the Certificate of Designation described above.

4. Agreement to Vote Shares.

(a) Prior to the Expiration Date, at the Stockholders Meeting and every other meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, each Stockholder (solely in Stockholder’s capacity as such) shall appear at the meeting or otherwise cause the Shares owned by such Stockholder to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, each Stockholder hereby agrees to vote all of its Shares in favor of approval of the Conversion Amendment and the Extension Amendment.

(b) If Stockholder is the beneficial owner, but not the record holder, of the Shares, such Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with this Section 4.

5. Grant of Irrevocable Proxy.

(a) Each Stockholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, the Company and each of its executive officers and any of them, in their capacities as officers of the Company (the “Grantees”), each Stockholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote the Shares, to instruct nominees or record holders to vote such Shares owned by such Stockholder, or grant a consent or approval in respect of such Shares in accordance with Section 4 hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of stockholders at which any of the matters described in Section 4 hereof is to be considered.

(b) Each Stockholder represents that any proxies heretofore given in respect of a Stockholder’s shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

(c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except as otherwise provided in this Agreement. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law until termination of this Agreement.

(d) The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Each Stockholder may vote the Shares on all other matters.

(e) The Company may terminate this proxy with respect to any Stockholder at any time at its sole election by written notice provided to Stockholder.

6. Action in Stockholder Capacity Only. Each Stockholder signs solely in his capacity as a record holder and beneficial owner, as applicable, of Shares, and nothing herein shall limit or affect any actions taken in any other capacity.

7. Representations and Warranties of Stockholder. Each Stockholder, severally but not jointly, hereby represents and warrants to the Company as follows:

(a) (i) Such Stockholder is the beneficial or record owner of the Shares indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) such Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 5; and (iii) this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against him in accordance with its terms. Prior to the termination of this Agreement, such Stockholder agrees to promptly notify the Company of any additional Shares that such Stockholder becomes the beneficial owner of after the date hereof.

(b) As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Stockholders’ Meeting, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except for this Agreement or as otherwise permitted by this Agreement, such Stockholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by him, in favor of the approval and authorization of the Proposed Amendments without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, such Stockholder has not entered into any voting agreement (other than this Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting his legal power, authority or right to vote the Shares on any matter.

(c) The execution and delivery of this Agreement and the performance by such Stockholder of his agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which such Stockholder is a party or by which such Stockholder (or any of his assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely in any material respect affect such Stockholder’s ability to perform his obligations under this Agreement or render materially inaccurate any of the representations made by him herein.

8. Representations and Warranties of Company.

(a) Company hereby represents and warrants to the Stockholders as follows: (i) the Company has full power and authority to make, enter into and carry out the terms of this Agreement and (ii) this Agreement has been duly and validly authorized by all necessary action on the part of the Company and has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against it in accordance with its terms.

(b) The execution and delivery of this Agreement and the performance by the Company of its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Company is a party or by which the Company (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect the Company’s ability to perform its obligations under this Agreement or render materially inaccurate any of the representations made by it herein.

9. Waiver of Rights of Appraisal. Each Stockholder hereby waives, and agrees to prevent the exercise of, any rights of appraisal with respect to the Proposed Amendments, or rights to dissent, that such Stockholder may have by virtue of his beneficial ownership of the Shares.

10. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required consents.

11. Termination. This Agreement shall automatically terminate and be of no further force or effect whatsoever on the first to occur of (i) the Maturity Date, (ii) the date on which either of the Proposed Amendments are implemented, if any, and (iii) as to any Stockholder, upon notice from the Company in accordance with Section 5 hereof (the date of termination being the “Expiration Date”).

12. Miscellaneous Provisions.

(a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Company and each Stockholder.

(b) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d) Consent to Jurisdiction; Venue. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state courts of the State of Delaware and to the jurisdiction of the United States District Court for the District of Delaware, and (ii) agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in any Delaware state or federal court sitting in the State of Delaware.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(f) Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

(g) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, without limitation, such Stockholder’s estate and heirs upon the death of such Stockholder, provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Any assignment in violation of the foregoing shall be void and of no effect.

(h) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person or entity (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(i) Cooperation. Each Stockholder agrees to reasonably cooperate with Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Company to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Each Stockholder hereby agrees that Company may publish and disclose in a Current Report on Form 8-K and in the proxy statement for the Stockholders’ Meeting such Stockholder’s identity and ownership of Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to the filings made by Company with the Securities and Exchange Commission relating to the Proposed Amendments.

(j) Severability. If any term or other provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

(k) Confidentiality. In this connection, pending public disclosure thereof, and so that the Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD, each Stockholder, solely in his or its capacity as a Stockholder, hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than his or its counsel and advisors, if any) without the prior written consent of the Company, except for disclosures such Stockholder’s counsel advises are necessary in order to comply with any applicable law, in which event Stockholder shall give notice of such disclosure to the Company as promptly as practicable so as to enable the Company to seek a protective order from a court of competent jurisdiction with respect thereto.

(l) Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

(m) Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of such Stockholder set forth in this Agreement. Therefore, each Stockholder hereby agrees that, in addition to any other remedies that may be available to Company, upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means to which they are entitled at law or in equity, without requiring the posting of any bond or other undertaking.

(n) Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (a) delivered to the appropriate address by hand or overnight courier (providing proof of delivery), or (b) sent by facsimile with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the parties at the following address or facsimile (or at such other address or facsimile for a party as shall be specified by like notice): (i) if to the Company, to the address or facsimile shown below the Company’s signature on the signature page hereof; and (ii) if to any Stockholder, to such Stockholder’s address or facsimile shown below such Stockholder’s signature on the signature page hereof.

(o) Counterparts. This Agreement may be executed in several counterparts, including by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(p) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(q) Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

(r) Several Obligations. Notwithstanding anything in this Agreement to the contrary, the obligations of the Stockholders hereunder shall be several but not joint and no Stockholder shall be responsible for any act or inaction by any other Stockholder. Each Stockholder agrees that such Stockholder’s obligations under this Agreement is a several obligation of such Stockholder, and that the failure by any other Stockholder to perform such other Stockholder’s obligations under this Agreement or the breach by any other Stockholder of any representation or warranty hereunder shall not constitute a bar, limitation, prohibition or defense to the enforcement of this Agreement against any Stockholder.

Signature pages to Series C Consent and Voting Agreement follow.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

AUTHENTIDATE HOLDING CORP.

By:	O’Connell Benjamin
Its:	Chief Executive Officer

Address for Notices:

Authentidate Holding Corp. 300 Connell Drive, 5th Floor Berkeley Heights, New Jersey 07922 Attention: President

Telephone: 908-787-1700 Facsimile: 908-673-9921

[STOCKHOLDER SIGNATURE PAGE TO SERIES C CONSENT AND VOTING AGREEMENT]

NAME OF STOCKHOLDER:

By:
Title:

Address:

Telephone:
Facsimile:

Series C Shares Owned by Stockholder:

ANNEX A

FORM OF CLASS B COMMON STOCK PURCHASE WARRANT

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

AUTHENTIDATE HOLDING CORP.

CLASS B COMMON STOCK WARRANT

THIS CERTIFIES THAT, for value received, the Holder is entitled to purchase, and AUTHENTIDATE HOLDING CORP., a Delaware corporation (the “Company”), promises and agrees to sell and issue to the Holder, at any time, or from time to time, during the Exercise Period, up to              shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, at the Exercise Price, subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Definitions of Certain Terms. In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:

(a) “Business Day” means a day on which banks are open for business in the city of New York.

(b) “Commission” means the U.S. Securities and Exchange Commission.

(c) “Consent Agreement” means that certain Series C Consent and Voting Agreement, dated as of the      day of March, 2012, between the Company and the persons specified therein.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(e) “Exercise Price” means the price at which the Holder may purchase one share of Common Stock upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The initial Exercise Price is $         per share, subject to adjustment as provided herein.

(f) “Expiration Date” means the 54-month anniversary of the Initial Exercise Date.

(g) “Holder” means a record holder of the Warrant or shares of Common Stock obtained or obtainable upon exercise of the Warrant, as applicable. The initial Holder is [                    ].

(h) “Initial Exercise Date” means the first Business Day following the six-month anniversary of the Issue Date.

(i) “Issue Date” means April     , 2012.

(j) “Securities Act” means the Securities Act of 1933, as amended.

(k) “Warrant” means this Class B Common Stock purchase warrant and any warrant or warrants hereafter issued as a consequence of the exercise or transfer of this warrant in whole or in part.

2. Exercise of Warrant.

(a) Manner of Exercise.

(i) Cash Exercise. This Warrant may be exercised, in whole or in part, at any time or from time to time, during the period commencing as of 9:30:01 a.m., New York time, on the Initial Exercise Date and ending as of 5:30 p.m., New York time, on the Expiration Date (the “Exercise Period”), for                     fully paid and non-assessable shares of Common Stock (the “Warrant Shares”), for an exercise price per share equal to the Exercise Price, by delivery to the Company at its headquarters, or at such other place as is designated in writing by the Company, of:

(1) a duly executed Notice of Exercise, substantially in the form of Attachment I attached hereto and incorporated by reference herein;

(2) this Warrant; and

(3) subject to Section 2(a)(ii) below, payment of an amount in cash equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise, with such payment being in the form of a wire transfer of immediately available U.S. funds to an account designated in writing by the Company.

The date on which the Company receives the Notice of Exercise, this Warrant, and the Exercise Price payable with respect to the Warrant Shares being purchased shall be deemed to be the date of exercise (the “Date of Exercise”).

(ii) Cashless Exercise. Notwithstanding the provisions of Section 2(a)(i)(3) above (requiring payment by wire transfer), the Company agrees that, unless otherwise prohibited by applicable law, the Holder shall have the right to exercise this Warrant in full or in part on a cashless basis, computed using the following formula:

X	=	Y (A - B)
A

Where:

X = The number of Warrant Shares to be issued to the Holder pursuant to this cashless exercise;

Y = The number of Warrant Shares in respect of which the net issue election is made;

A = The Fair Market Value (as defined below) of one Warrant Share at the time the cashless exercise election is made; and

B = The Exercise Price then in effect at the time of such exercise.

The term “Fair Market Value” shall mean, on any given day: (A) if the class of Warrant Shares is exchange-traded, the average of the closing sales prices per share of the class of Warrant Shares for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (B) if the class of Warrant Shares is not listed or admitted to trading on any securities exchange but is regularly traded in any over-the-counter market, then the average of the bid and ask prices per share of the class of Warrant Shares for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (C) if the class of Warrant Shares is not traded as described in clauses (A) or (B), then the per share fair market value of the class of Warrant Shares as determined in good faith by the Company’s Board of Directors.

(b) Delivery of Certificates. Subject to the provisions below, upon receipt of the Notice of Exercise, the Company shall immediately instruct its transfer agent to prepare certificates for the Warrant Shares to be received by the Holder upon such exercise. The Company shall, at its own cost and expense, cause the transfer agent to deliver such certificates to the Holder (or to such other nominee as may be designated by the Holder) within three Business Days following the Date of Exercise (the “Delivery Period”). The Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised as of the Date of Exercise, irrespective of the date such certificates are actually delivered by the transfer agent to the Holder or are credited to the Holder’s Depository Trust Company (“DTC”) account, as the case may be. If fewer than all of the Warrant Shares purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Holder a new Warrant (dated as of the Issue Date), in the same form and tenor as this Warrant, evidencing that portion of the Warrant not exercised.

(c) Delivery of Electronic Shares. In lieu of delivering physical certificates representing the Warrant Shares issuable upon exercise (provided that the transfer agent is participating in the DTC Fast Automated Securities Transfer program and provided further that the Holder provides the transfer agent with information required in order to issue such Warrant Shares to the Holder electronically), upon the request of the Holder as set forth in the Notice of Exercise, but only if the Warrant Shares may be issued without restrictive legends, the Company shall cause its transfer agent to electronically transmit, within the Delivery Period, the Warrant Shares issuable upon exercise to the Holder by crediting Holder’s account with DTC through its Deposit Withdrawal Agent Commission system. Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.

(d) No Fractional Shares. If a fractional share of Warrant Shares would, but for the provisions of this Section 2(d), be issuable upon exercise of the rights represented by this Warrant, the Company shall (i) round a half share or greater to be delivered to Holder up to the next whole share and (ii) round a less-than-half share to be delivered to Holder down to the nearest whole share.

(e) Buy-In. Notwithstanding anything else to the contrary contained herein, in addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the applicable Warrant Shares purchased upon exercise hereof or credit the Holder’s balance account with DTC, as applicable, on or before the end of the Delivery Period (other than a failure caused by any incorrect or incomplete information provided by Holder to the Company hereunder), and if after such date the Holder purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares that the Holder anticipated receiving from the Company upon exercise of this Warrant (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request, (1) pay cash to the Holder the amount by which (x) the Holder’s total purchase price (including commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue, by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored, or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Securities as required pursuant to the terms hereof.

(f) No Charge to Holder Upon Issuance. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares (other than any transfer taxes resulting from the issuance of Warrant Shares to any person other than Holder).

(g) Reservation of Shares. During the Exercise Period, the Company shall reserve and keep available out of its authorized but unissued Common Stock such number of Warrant Shares issuable upon the full exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges and not subject to the pre-emptive rights of any holder of Common Stock or any other class or series of stock of the Company. During the Exercise Period, the Company shall not take any action which would cause the number of authorized but unissued Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

(h) Limitations on Exercises.

(i) Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock. The provisions of this Section 2(h)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 2(h)(i) shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver).

(ii) Notwithstanding anything else set forth herein, in no event shall this Warrant be exercisable by the Holder to the extent that the Holder or any of its affiliates and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would beneficially own in excess of 19.99% of the number of shares of the Company’s Common Stock outstanding at the time of such issuance unless any issuances in excess of the foregoing limitation are approved by the Company’s common stockholders.

3. Adjustments in Certain Events. The number, class, and price of Warrant Shares for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

(a) Subdivisions, Combinations and Other Issuances. If the outstanding shares of the Company’s Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 3(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 3(a).

(b) Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such event, he had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Holder, if not the Company, agrees to be bound by and comply with the provisions of this Warrant.

(c) Notice of Record Date, Etc. In the event the Company shall propose to take any action of the types requiring an adjustment pursuant to this Section 3 or a dissolution, liquidation or winding up of the Company shall be proposed, the Company shall give notice to Holder as provided in Section 6 below, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrant. In the case of any action which will require the fixing of a record date, unless otherwise provided in this Warrant, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other action, such notice shall be given at least thirty (30) days prior to the taking of such proposed action.

(d) If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of Common Stock, such number of securities will be distributed to the Holder or its assignee upon exercise of its rights hereunder as such Holder or assignee would have been entitled to if this Warrant had been exercised prior to the record date for such distribution. The provisions with respect to adjustment of the Common Stock provided in this Section 3 will also apply to the securities to which the Holder or its assignee is entitled under this Section 3(d).

4. No Rights as a Stockholder. Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors the right to receive dividends or any other matter.

5. Restrictions on Transfer; Legends.

(a) Registration or Exemption Required. Assuming the accuracy of the representations and warranties of the Holder contained in herein, this Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and exempt from state registration or qualification under applicable state laws. Neither this Warrant nor the Warrant Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(b) Representations of Holder. The Holder represents and warrants that he has acquired this Warrant and will acquire the Warrant Shares for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the Warrant and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or “blue-sky” laws or is exempt from registration and/or qualification. The Holder has no need for liquidity in its investment in the Company, and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof. The Holder is an “accredited investor” as such term is defined in Rule 501 (the provisions of which are known to the Holder) promulgated under the Act.

(c) Restrictive Legend. The Holder understands that until such time as the Warrant Shares have been registered under the Securities Act, or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Warrant Shares, as applicable, shall bear a restrictive legend in substantially the form set forth on the cover page of this Warrant (and a stop-transfer order may be placed against transfer of the certificates for such securities).

(d) Disposition of Warrant or Warrant Shares. With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to registration of such Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with evidence, reasonably satisfactory to the Company (which shall include such representation of the transferee regarding investment intent as the Company may request, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory evidence, the Company, as promptly as practicable but no later than seven (7) days after receipt of the written notice, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If the Company determines that the evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, any Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act and in compliance with the applicable statutory resale restrictions imposed by state securities laws, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and the applicable resale restrictions imposed by state securities laws have been satisfied. Each certificate representing this Warrant or the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless pursuant to an opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(e) Removal of Restrictive Legends. The certificates evidencing the Warrant Shares shall not contain any legend restricting the transfer thereof: (A) while a registration statement covering the sale or resale of the Warrant Shares is effective under the Securities Act and such legend removal is permitted under applicable securities laws (including compliance with the prospectus delivery requirements of the Securities Act), or (B) following any sale of such Warrant Shares pursuant to Rule 144, or (C) if such Warrant Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) and the Company shall have received an opinion of counsel to the Holder in form reasonably acceptable to the Company to such effect (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the issuance of the Warrant Shares, as applicable, without a restrictive legend or removal of the legend hereunder. The Company agrees that at such time as the Unrestricted Conditions are met, it will, no later than three (3) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing Warrant Shares, issued with a restrictive legend, deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such Warrant Shares that is free from all restrictive and other legends.

6. Piggyback Registration Rights.

6.1 Registration. If at any time during the Exercise Period, the Company shall determine to prepare and file with the Commission a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than (i) any registration statement (or amendment thereto) filed by the Company but which has not been declared effective on or before the Issue Date; (ii) any registration statement on Form S-3 (or any successor form) filed by the Company for the purpose of effecting offers and sales of securities on a continuous or delayed basis pursuant to Rule 415(a) (ix) or (x)

under the Securities Act; or (iii) a registration statement on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder of this Warrant (a “Holder”) a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Warrant Shares which such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (A) in the case of a determination not to register, shall be relieved of its obligation to register any Warrant Shares in connection with such registration (but not from its obligation to pay expenses in accordance with Section 6.5 hereof), and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Warrant Shares being registered pursuant to this Section 6.1 for the same period as the delay in registering such other securities. Notwithstanding the foregoing, the Company shall not be required to register any Warrant Shares pursuant to this Section 6.1 that are eligible for resale pursuant to Rule 144(b) promulgated under the Securities Act or that are the subject of a then effective registration statement. For the purpose of the foregoing, inclusion of the Warrant Shares by the Holder in a registration statement under a condition that the offer and/or sale of such Warrant Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this sub-paragraph.

6.2 Exceptions. The Company shall have no obligation to include Warrant Shares of any Holder in a registration statement pursuant to this Section 6, unless and until such Holder (i) in connection with any underwritten offering, agrees to enter into an underwriting agreement, a custody agreement and power of attorney and any other customary documents required in an underwritten offering all in customary form and containing customary provisions and (ii) regardless of whether such registration is in connection with an underwritten offering, shall have furnished the Company with all information and statements about or pertaining to such Holder in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be legally required with respect to the preparation of the registration statement.

6.3 Procedures. The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing. Each Holder agrees to furnish to the Company a completed selling security holder questionnaire in such form as is provided by the Company to the Holder not less than two Business Days prior to date on which the Company files the registration statement (the “Filing Date”). The Company shall not be required to include the Warrant Shares of a Holder in a registration statement for any Holder who fails to furnish to the Company a fully completed questionnaire at least two Business Days prior to the Filing Date. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. Following the effective date of such registration, the Company shall upon the request of any owner of Warrants and/or Warrant Shares forthwith supply such number of prospectuses meeting the requirements of the Securities Act as shall be requested by such owner to permit such Holder to make a public offering of all Warrant Shares from time to time offered or sold to such Holder, provided that such Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such Holder) as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as such Holder shall reasonably designate. The Company may withdraw the registration at any time.

6.4 Indemnity. The Company shall indemnify and hold harmless each such Holder and each underwriter, if any, within the meaning of the Securities Act, who may purchase from or sell for any such Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Section 6 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act; provided, however, that the Company shall not be obliged so to indemnify any such Holder or underwriter or controlling person unless such Holder or underwriter shall at the same time agree to indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 6 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such Holder or underwriter expressly for use therein.

6.5. Registration Expenses. The Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, any registration fees, underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares and the fees of his own counsel. Other than as described in the preceding sentence, the Company shall pay all expenses incident to the registration of the Warrant Shares by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than any Holder’s portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and reasonable fees and expenses of counsel for the Company and the independent certified public accountants and other persons retained by the Company.

7. Notices; Adjustments.

(i) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) two (2) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to Holder, as applicable, at the respective addresses set forth on the signature page to the Purchase Agreement or at such other address(es) as they may designate, respectively, by ten (10) days advance written notice to the other party hereto.

(ii) Upon the occurrence of any adjustments pursuant to Section 3 hereof, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

8. Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder.

9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles, and notwithstanding the fact that one or more counterparts hereof may be executed outside of the state, or one or more of the obligations of the parties hereunder are to be performed outside of the state.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to it, and, if mutilated, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant, having terms and conditions identical to this Warrant, in lieu hereof.

11. Modification and Waiver of Class B Warrants. Any term of this Warrant may be amended, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of the Class B Warrants representing at least 51% of the number of shares of Common Stock then subject to outstanding Class B Warrants. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Class B Warrants in the same fashion and (b) the number of Warrant Shares subject to this Warrant and the Exercise Price of this Warrant may not be amended, and the right to exercise this Class B Warrant may not be waived, without the written consent of the Holder. The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder’s written consent. No waivers of any term, condition or provision of this Class B Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12. Successors. This Warrant shall be binding and inure to the benefit of the parties and their respective successors and assigns hereunder; provided that this Warrant may be assigned by Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant. This Warrant does not create and shall not be construed as creating any rights enforceable by any other person or corporation.

13. Headings. The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

14. Saturdays, Sundays, Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

15. Severability. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of this Warrant.

16. Execution and Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument. Any one of such counterparts shall be sufficient for the purpose of proving the existence and terms of this Warrant, and no party shall be required to produce an original or all of such counterparts in making such proof.

17. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

Signature page to Common Stock Purchase Warrant follows.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered as of the Issue Date by an officer thereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:
Name: O’Connell Benjamin
Title: President and Chief Executive Officer

Address for Notice: 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922

ATTACHMENT I

NOTICE OF EXERCISE

TO:	AUTHENTIDATE HOLDING CORP.

Attention: Chief Financial Officer

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Warrant issued by Authentidate Holding Corp. as of                     , 2012, and held by the undersigned, the original of which is attached hereto, and (check the applicable box):

☐	Tenders herewith payment of the Exercise Price in the form of cash, via wire transfer of immediately available funds, in the amount of $ for shares of Common Stock.

☐	Elects the cashless exercise option pursuant to Section 1.4 of the Warrant, and accordingly requests delivery of shares of Common Stock, net, pursuant to the following calculation:

X = Y (A-B)/A
( ) = ( ) [( ) - ( )]/( )

Where

X = The number of shares of Common Stock to be issued to the Holder pursuant to this cashless exercise;

Y = The number of shares of Common Stock in respect of which the net issue election is made;

A = The Fair Market Value of one share of Common Stock, as calculated per the terms of the Warrant; and

B = The Exercise Price then in effect as of the date of exercise.

☐	If this box is checked, as long as the Company’s transfer agent participates in the DTC Fast Automated Securities Transfer program (“FAST”), and except as otherwise provided in the next following sentence, the Company shall effect delivery of the shares of Common Stock to the Holder by crediting to the account of the Holder or its nominee at DTC (as specified in this Exercise Notice) with the number of shares of Common Stock required to be delivered. In the event that the Company’s transfer agent is not a participant in FAST, or if the shares of Common Stock are not otherwise eligible for delivery through FAST, the Company shall effect delivery of the shares of Common Stock by delivering to Holder or its nominee physical certificates representing such shares.

Information for Delivery of uncertificated Shares by DWAC:

Account Number:
Account Name:
DTC Number:

☐ If this box is checked, the Holder requests delivery of physical certificates representing the Warrant Shares and requests that such certificates be delivered to the following address:

Name:
(please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Name:
(please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

HOLDER:

Name:
Title:

Date:

ATTACHMENT II

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder

desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned Holder of this Warrant hereby sells, assigns and transfers the foregoing Warrant and all rights evidenced thereby to

Name:
(Please Print)

Address:
(Please Print)

Tax ID No.:

and does hereby irrevocably constitute and appoint                     , Attorney, to transfer the within Warrant Certificate on the books of Authentidate Holding Corp., Inc., with full power of substitution.

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Dated:	Holder:

(Print Name)

(Signature)

STATE OF                     )

COUNTY OF                 ) ss:

On this      day of                     , before me personally came                     , to me known, who being by me duly sworn, did depose and say that he resides at                     , that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

Notary Public